UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RESOURCE REIT, INC.

(Name of Registrant as Specified in its Charter)

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Proxy Statement and

Notice of Annual Meeting of Stockholders

To Be Held July 21, 2021

Dear Stockholder:

On Wednesday, July 21, 2021, we will hold our 2021 annual meeting of stockholders at 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103.* The meeting will begin at 11:00 a.m. Eastern time. Directions to the meeting can be obtained by calling 1-866-469-0129.

We are holding this meeting to:

1.	Elect six directors to hold office for one-year terms expiring in 2022.

The Board of Directors recommends a vote FOR each nominee.

2.	Approve four proposals to amend our charter.

A.

Eliminate certain provisions of our charter that had previously been required by statesecurities administrators in connection with our initial public offering or that relate to suchrequired provisions.

B.	Add language to specify that the charter provision regarding the requirements of tenderoffers will only apply until we list our shares on a national securities exchange.

C.	Add a provision designating an exclusive forum for litigation involving our internal affairs.

D.	Make certain ministerial changes.

The Board of Directors recommends a vote FOR each of these proposals.

3.	Approve the 2020 Long-Term Incentive Plan.

The Board of Directors recommends a vote FOR this proposal.

4.	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021.

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021.

5.

Proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

The Board of Directors recommends a vote FOR this proposal.

In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.

The board of directors has selected April 22, 2021 as the record date for determining stockholders entitled to vote at the meeting.

The proxy statement, proxy card and our 2020 annual report to stockholders (all included herewith) are being mailed to you on or about April [●], 2021.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 21, 2021:

Our proxy statement, form of proxy card and 2020 annual report to stockholders are also available at [www.resourcereit.com/resources.php].

*

Due to concerns relating to the public health impact of the COVID-19 pandemic, we are planning for the possibility that the meeting may be held at a different location or solely by means of remote communication (i.e., a virtual-only meeting) and with additional procedures to protect public health and safety. If we determine to hold the meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at [https://www.resourcereit.com/resources.php]. We encourage you to check this website prior to the meeting if you plan to attend.

By Order of the Board of Directors

/s/ Shelle Weisbaum

Shelle Weisbaum
Secretary

Philadelphia, Pennsylvania

April [●], 2021

ii

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:

You owned shares of record of our common stock at the close of business on April 22, 2021, the record date for the 2021 annual meeting of stockholders and, therefore, are entitled to vote at the annual meeting. The board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You do not need to attend the annual meeting in person in order to vote.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Alan F. Feldman and Shelle Weisbaum, each of whom are our officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your signed proxy without instructions, they will vote:

(1)	FOR all of the director nominees,

(2)	FOR the four proposals to amend our charter,

(3)	FOR the approval of the 2020 Long-Term Incentive Plan,

(4)	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021, and

(5)

FOR the proposal that would permit us to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via the Internet or by telephone) as soon as possible whether or not you plan on attending the meeting.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, July 21, 2021, at 11:00 a.m. Eastern time at 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103. *

* Please see the Meeting Notice on the cover page regarding potential changes to the meeting location and related matters.

Q:	Who is entitled to vote?

A:

Anyone who is a stockholder of record at the close of business on April 22, 2021, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. Under our charter, our executive officers and directors, who own an aggregate of approximately 960,797 shares of our common stock as of the record date, are not entitled to vote on Proposal 2.A to amend our charter as they are considered to have an interest in the proposal as it removes certain limitations on indemnification and exculpation of our officers and directors. See “Proposal 2.A — Amendments to Eliminate NASAA REIT Guideline Provisions — Provisions Regarding Exculpation and Indemnification” for additional information regarding these changes.

Q:	How many shares of common stock are outstanding?

A:	As of April 22, 2021, there were [•] shares of our common stock outstanding and entitled to vote.

Q:	What constitutes a quorum?

A:

A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will at least be considered part of the quorum.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock you held as of the record date.

Q:	What may I vote on?

A:	You may vote on:

(1)	the election of the nominees to serve on the board of directors;

(2)	the four proposals to amend our charter;

(3)	the approval of the 2020 Long-Term Incentive Plan;

(4)	the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

(5)

the proposal that would permit us to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

In addition, you may vote on such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The board of directors recommends that you vote:

(1)	FOR each of the nominees for election as a director who is named in this proxy statement;

(2)	FOR the four proposals to amend our charter;

(3)	FOR the approval of the 2020 Long-Term Incentive Plan;

(4)	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

(5)

FOR the proposal that would permit us to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

Q:	How can I vote?

A:	Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via the Internet at www.proxyvote.com;

•	by telephone, by calling 1-800-690-6903; or

•	by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1)	notifying Shelle Weisbaum, our Secretary;

(2)	attending the meeting and voting in person;

(3)	recasting your proxy vote via the Internet or by telephone; or

(4)	returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

Q:	Will my vote make a difference?

A:

Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described herein can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What are the voting requirements to elect the Board of Directors?

A:

With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL,” or you may vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and listing the corresponding number of the nominee(s) for whom you want your vote withheld in the space provided on the proxy card. Under our charter, the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. Because of this majority vote requirement, “withhold” votes and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors.

Q:	What are the voting requirements for the proposals to amend our charter?

A:

With regard to the four proposals to amend our charter, you may vote “FOR” or “AGAINST” each proposal, or you may “ABSTAIN” from voting on each proposal. Approval of each of the four proposals to amend our charter requires the affirmative vote of at least a majority of the outstanding shares of our common stock entitled to vote on such proposals. Abstentions and broker non-votes will count as a vote against each proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the four proposals to amend our charter.

Q:	What are the voting requirements for the proposal to approve the 2020 Long-Term Incentive Plan?

A:

With regard to the proposal to approve the 2020 Long-Term Incentive Plan, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Approval of the 2020 Long-Term Incentive Plan requires the affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present. Abstentions and broker non-votes will not have an effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the proposal to approve the 2020 Long-Term Incentive Plan.

Q:	What are the voting requirements for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021?

A:

With regard to the proposal relating to the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will not have an effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Q:	What are the voting requirements for the proposal to permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals?

A:

With regard to the adjournment proposal (which would permit us to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting), you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required to approve the proposal to permit our board of directors to adjourn the annual meeting, if necessary. Abstentions and broker non-votes will not have an effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the proposal to permit our board of directors to adjourn the annual meeting, if necessary.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner. All proposals for our stockholders’ consideration at the annual meeting, except the ratification of the appointment of the auditor, are proposals for which brokers do not have discretionary voting power. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors, the proposals to amend our charter, the approval of the long-term incentive plan and the adjournment proposal. However, even without such instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes such shares on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021, which proposal is a routine matter with respect to which brokers have discretionary authority to vote.

Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the proposal described herein, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Alan F. Feldman, our Chief Executive Officer and Shelle Weisbaum, our Chief Legal Officer, Senior Vice President and Secretary, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A:

Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2022 may do so by following the procedures prescribed in Section 2.12 of our bylaws and in the SEC’s Rule 14a-8. To be eligible for presentation to and action by the stockholders at the 2022 annual meeting, director nominations and other stockholder proposals must be received by Shelle Weisbaum, our Secretary, no later than [•], 2022. To also be eligible for inclusion in our proxy statement for the 2022 annual meeting, director nominations and other stockholder proposals must be received by Ms. Weisbaum by [•].

Q:	How are proxies being solicited?

A:

In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, you may contact Broadridge at 1-800-690-6903.

Q:	Who pays the cost of this proxy solicitation?

A:

We will pay all of the costs of soliciting these proxies, including the cost of Broadridge’s services. We anticipate that the cost for Broadridge’s solicitation services will be approximately $151,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	What should I do if only one set of voting materials for the annual meeting is sent and there are multiple stockholders in my household?

A:

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact us at 1-866-469-0129.

Q:	How can I find out the results of the voting at the annual meeting?

A:

We will file a Current Report on Form 8-K within four business days after the annual meeting to announce voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Q:	Where can I find more information?

A:

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2020, our board of directors held twelve meetings. For biographical information regarding our directors, see “ – Executive Officers and Directors.”

Our board of directors has established four standing committees: an audit committee, a compensation committee, an investment committee, and a nominating and governance committee and has adopted a written charter for each of these committees. In addition, our charter establishes a conflicts committee. Each of our committees is composed entirely of independent directors. Information about each of these committees is set forth below.

Board Leadership Structure

Alan F. Feldman serves as both our Chief Executive Officer and as chairman of our board of directors. As Chief Executive Officer, Mr. Feldman manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. As chairman of the board of directors, Mr. Feldman presides over board and stockholder meetings, represents our company at public events and oversees the setting of the agenda for those meetings and the dissemination of information about our company to the board of directors. Our board of directors believes that it is appropriate for our company that one person serve in both capacities. With his greater knowledge of our company’s day-to-day operations, our board of directors believes that Mr. Feldman is in the best position to oversee the setting of the agenda for the meetings of the board of directors and the dissemination of information about our company to the board of directors. Our board of directors believes that Mr. Feldman is best suited to preside over stockholder meetings and that his representation of our company at public events is good for our company’s growth.

Some commentators regarding board leadership advocate separating the role of board chair and chief executive officer, maintaining that such separation creates a system of checks and balances to prevent one person from having too much power. Our board of directors believes that this issue is less of a concern for our company than many others. Our board of directors has four independent directors out of a six-member board of directors. In addition, each committee of the board of directors is composed entirely of independent directors. The board composition and the corporate governance provisions in our charter, including the creation of a conflicts committee that addressed conflicts of interest created as a result of our previous external management structure, ensure strong oversight by our independent directors, and our independent directors play a significant role in the management of our company. Given the power and dominance of the independent directors on our board to date, our board of directors has few concerns regarding concentration of power and believes it is in our best interest that Mr. Feldman serves as both Chief Executive Officer and chairman of the board of directors.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers are responsible for the day-to-day management of risks faced by the company, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board of directors reviews information regarding the company’s liquidity, credit, operations, and regulatory compliance, as well as the risks associated with each. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee manages risks related to our compensation policies and programs, including whether any compensation program has the potential to encourage excessive risk taking. The nominating and governance committee oversees corporate governance risks, including an evaluation of whether our corporate governance guidelines are successful in preventing illegal or improper liability-creating conduct. The conflicts committee manages risks associated with the independence of the board of directors and until our recent transition to a self-managed structure, managed potential conflicts of interest involving our advisor and its affiliates. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within the company.

Director Independence

Under our charter, an independent director is a person who is not associated and has not been associated within the last two years, directly or indirectly, with our sponsor or advisor. A director is deemed to be associated with our sponsor or advisor if he or she owns an interest in, is employed by, is an officer or director of our sponsor, advisor or any of their affiliates, performs services (other than as a director) for us, is a director for more than three REITs organized by the sponsor or advised by the advisor, or has any material business or professional relationship with the sponsor, advisor or any of their affiliates. A business or professional relationship will be deemed material if the gross income derived by the director from the sponsor, the advisor or any of their affiliates exceeds 5% of the director’s (1) annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, advisor or any of their affiliates or with us.

In addition, although our shares are not listed for trading on any national securities exchange, a majority of the directors, and all of the members of the audit committee and the conflicts committee, are “independent” as defined by the New York Stock Exchange (“NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). The board of directors has determined that Thomas Ikeler, Gary Lichtenstein, Andrew Ceitlin and Lee Shlifer each satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a director. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us. Therefore, we believe that all of these directors are independent directors.

The Audit Committee

General

The audit committee assists the board of directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent auditors; and

•	the performance of our internal and independent auditors.

The audit committee is responsible for engaging independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, and considering and approving the audit and non-audit services and fees provided by the independent public accountants. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors initially in 2013 and as amended and restated in February 2021. A copy of the audit committee charter is available under “Corporate Governance” in the “Investors” section of our website at www.resourcereit.com.

As of February 3, 2021, the members of the audit committee are Gary Lichtenstein (Chairman), Andrew Ceitlin and Lee Shlifer. Previously, Gary Lichtenstein (Chairman), Thomas Ikeler and David Spoont comprised the audit committee. Each of the members of the audit committee is “independent” as defined by the NYSE. The board of directors has determined that Mr. Lichtenstein qualifies as the audit committee “financial expert” as defined by SEC rules. During 2020, the audit committee held six meetings.

Independent Registered Public Accounting Firm

During the year ended December 31, 2020, Grant Thornton LLP served as our independent registered public accounting firm and provided certain tax and other services. Grant Thornton has served as our independent registered public accounting firm since our formation. We expect that Grant Thornton representatives will be present at the annual meeting of stockholders and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Grant Thornton representatives will be available to respond to appropriate questions posed by stockholders. The audit committee will appoint Grant Thornton as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.

Pre-Approval Policies

In order to ensure that the provision of such services does not impair the auditors’ independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether to pre-approve services, the audit committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee has established a pre-approval policy that any audit or non-audit services that do not exceed $15,000 in cost may be presented to and approved by the audit committee at its next scheduled meeting.

All services rendered by Grant Thornton for the year ended December 31, 2020 were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees

The audit committee reviewed the audit and non-audit services performed by Grant Thornton, as well as the fees charged by Grant Thornton for such services. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Grant Thornton for the years ended December 31, 2020 and 2019, are set forth in the table below.

	December 31,
	2020	2019
Audit fees	$524,194	$407,274
Audit-related fees	21,000	—
Tax fees	14,385	1,050
All other fees	0	—

Total	$559,579	$408,324

For purposes of the preceding table, Grant Thornton’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and other procedures performed by Grant Thornton in order for them to be able to form an opinion on our consolidated financial statements, as well as the required review of quarterly financial statements.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees – These fees cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2020 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by the applicable Public Company Accounting Oversight Board and the SEC. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence, and discussed with Grant Thornton their independence from us. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services is compatible with Grant Thornton’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

April 7, 2021	The Audit Committee of the Board of Directors:
Gary Lichtenstein (Chairman), Andrew Ceitlin and Lee Shlifer

The Conflicts Committee

General

The members of our conflicts committee are Gary Lichtenstein, Thomas Ikeler, Andrew Ceitlin and Lee Shlifer, all of whom are independent directors. Our charter creates a conflicts committee composed entirely of independent directors for the period in which we are externally advised and empowers the conflicts committee to act on any matter delegable to a committee under Maryland law. If a matter cannot be delegated to a committee under Maryland law but the conflicts committee has determined that the matter at issue is such that the exercise of independent judgment by directors who are affiliates of our advisor could reasonably be compromised, both the board of directors and the conflicts committee must approve the matter. Our charter enumerates the primary responsibilities of the conflicts committee, which relate to addressing the conflicts of interest created by having an external advisor and satisfying certain requirements of the NASAA REIT Guidelines. At this annual meeting we are asking our stockholders to approve amendments to our charter that would remove the conflicts committee requirement because it became inapplicable by its terms when we became self-managed. See Proposal 2 for additional information regarding these proposed changes to the conflicts committee. Among the duties of the conflicts committee are the following:

•	reviewing and reporting on our policies (see “ – Report of the Conflicts Committee – Review of Our Policies” below);

•	approving transactions with affiliates and reporting on their fairness to us (see “ – Report of the Conflicts Committee – Certain Transactions with Related Persons” below);

•	prior to our transition to self-management, supervising and evaluating the performance and compensation of our advisor;

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter; and

•	approving borrowings in excess of limits set forth in our charter.

Following our transition to a self-managed structure many of the responsibilities of the conflicts committee became inapplicable. The conflicts committee does not have a separate committee charter. The conflicts committee held two meetings during 2020.

Report of the Conflicts Committee

Review of Our Policies

The conflicts committee has reviewed our policies and determined that they are in the best interest of our stockholders. Set forth below is a discussion of the basis for that determination.

Offering Policy. We commenced capital raising activities in February 2014 when we launched our initial public offering. In February 2016, we ceased offering shares of common stock in our primary offering because we believe we had raised sufficient funds to acquire a diversified portfolio of apartment properties to meet our stated investment objectives and terminating the primary offering was in the best interest of our stockholders. We continue to offer shares of common stock under our distribution reinvestment plan and may do so until our board of directors decides to terminate our distribution reinvestment plan. Effective April 1, 2020 we suspended distributions in order to preserve cash and offset any impact to our liquidity that may occur as a result of the COVID-19 pandemic on our operations. On February 3, 2021, we resumed authorizing distributions with the authorization of a quarterly distribution for the first quarter of 2021. While our distributions were suspended we did not issue any shares in our distribution reinvestment plan. We expect to use substantially all of the net proceeds from the sale of shares under our distribution reinvestment plan for general corporate purposes, including, but not limited to, the repurchase of shares under our share redemption program; capital expenditures, tenant improvement costs and leasing costs related to our investments in real estate properties; reserves required by any financings of our investments; the acquisition of assets, which previously included payment of acquisition fees to our advisor; and the repayment of debt. For the year ended December 31, 2020, we did not incur any costs in connection with our ongoing distribution reinvestment plan.

Acquisition and Investment Policies. Our business strategy has a particular focus on multifamily assets, although we may also purchase interests in other types of commercial property assets consistent with our investment objectives. We have acquired and may continue to acquire underperforming apartment communities which we will renovate and optimize in order to increase rents and, to a lesser extent, acquire or originate commercial real estate debt secured by apartments. Our objective is to invest in multifamily assets across the entire spectrum of investments in order to provide stockholders with growing cash flow and increasing asset values. On January 28, 2021, we completed the acquisition of Resource Real Estate Opportunity REIT, Inc. (“REIT I”) and Resource Apartment REIT III, Inc. (“REIT III”) and significantly expanded our portfolio of multifamily properties. In addition, upon our acquisition of REIT I and its subsidiaries we became a self-managed company and acquired those employees of our advisor that previously provided services to us. These individuals have extensive expertise with these types of real estate investments. We believe that there are sufficient acquisition opportunities that meet our investment focus and that our current acquisition and investment policies continue to be in the best interests of our stockholders.

Borrowing Policy. We have made our equity investments with cash and leveraged strategically to enhance our returns. Although there is no limit on the amount we can borrow to acquire a single real estate investment, we may not leverage our assets with debt financing such that our total liabilities exceed 75% of the aggregate cost of our assets unless a majority of our conflicts committee finds substantial justification for borrowing a greater amount. Examples of such a substantial justification include obtaining funds for the following: (i) to repay existing obligations, (ii) to pay sufficient distributions to maintain REIT status, or (iii) to buy an asset where an exceptional acquisition opportunity presents itself and the terms of the debt agreement and the nature of the asset are such that the debt does not increase the risk that we would become unable to meet our financial obligations as they became due. On a total portfolio basis, our leverage is 70% as of December 31, 2020.

We may obtain REIT-level financing through a line of credit from third-party financial institutions or other commercial lenders. Our assets will serve as collateral for this type of debt incurred to acquire real estate investments. In addition to debt financing at the REIT-level, we have and may continue to finance the acquisition costs of individual real estate investments, as well as the acquisition costs of all or a group of real estate investments acquired by us, by causing our subsidiaries to borrow directly from third-party financial institutions or other commercial lenders. Under these circumstances, we anticipate that certain properties acquired will serve as collateral for the debt we incur to acquire those particular properties and that we will seek to obtain nonrecourse financing for the acquisition of the properties. However, there is no guarantee that we will be successful in continuing to obtain financing arrangements on a property-by-property basis and that the loans would be nonrecourse to us. Finally, we may also obtain seller financing with respect to specific assets that we acquire. As of December 31, 2020, we had approximately $584.3 million in outstanding debt. We believe the current borrowing policies are in the best interests of our stockholders because they provide us with an appropriate level of flexibility to purchase assets promptly and begin generating returns quickly, while limiting risk to stockholder capital associated with excessive leverage.

Disposition Policy. We are not required to hold a real estate investment for any particular minimum term before it is sold, refinanced or otherwise disposed of. After we have paid down any acquisition financing on a property, if and when the property has increased in value, we may refinance the property and distribute the proceeds, after fees, expenses and payment of other obligations and reserves, to our stockholders. The determination as to whether and when a particular real estate investment should be sold, refinanced or otherwise disposed of, will be made by our management subject to approval by our investment committee or board of directors, as applicable, after a consideration of relevant factors, including:

•	performance of the real estate investment;

•	market conditions;

•	the structure of the current financing and currently available refinancing;

•	achieving our principal investment objectives;

•	the potential for future capital appreciation;

•	cash flow; and

•	federal income tax considerations.

In addition, with respect to refinancing properties, we will consider the amount of our initial cash investment and whether the property is subject to financing that comes due in a relatively short term. Our disposition policy provides us with the flexibility to time and structure property sales in a manner that optimizes our investment return. For this reason, we believe the current disposition policy is in the best interests of our stockholders.

Policy Regarding Working Capital Reserves. We establish an annual budget for capital requirements and working capital reserves each year that we update periodically during the year. We initially allocated a portion of the funds we raised in our initial public offering to preserve capital by supporting the maintenance and viability of the properties we have acquired and those properties that we may acquire in the future. We may also use debt proceeds, our cash flow from operations and proceeds from our distribution reinvestment plan to meet our needs for working capital and to build a moderate level of cash reserves.

Policy Regarding Operating Expenses. We have the responsibility of limiting total operating expenses to no more than the greater of 2% of our average invested assets or 25% of our net income, as these terms are defined by our charter, unless the conflicts committee has determined that such excess expenses were justified based on unusual and non-recurring factors. For the four consecutive quarters ended December 31, 2020, total operating expenses represented 2.16% of average invested assets and we had a net loss of $33.2 million during the year ended December 31, 2020. Operating expenses for the four fiscal quarters ended December 31, 2020 exceeded the charter-imposed limitation; however, the conflicts committee determined that the relationship of our operating expenses to our average invested assets was justified for these periods given the non-recurring nature of the expenses incurred during the year ended December 31, 2020 related to the mergers with REIT I and REIT III.

Liquidation or Listing Policy. We anticipate providing our stockholders with a liquidity event or events by some combination of the following: (i) liquidating all, or substantially all, of our assets and distributing the net proceeds to our stockholders; or (ii) listing of our shares for trading on an exchange. If we do not begin the process of liquidating our assets or listing our shares by February 2022, unless a majority of our board of directors and a majority of our independent directors vote to set a future date for listing or liquidating beyond February 2022, upon the request of stockholders holding 10% or more of our outstanding shares of common stock, our charter requires that we hold a stockholder meeting to vote on a proposal for our orderly liquidation. Prior to any stockholder meeting, our directors would evaluate whether to recommend the proposal to our stockholders and, if they so determine, would recommend the proposal and their reasons for doing so. The proposal would include information regarding appraisals of our portfolio. If our stockholders did not approve the proposal, we would obtain new appraisals and resubmit the proposal to our stockholders up to once every two years upon the written request of stockholders owning 10% of our outstanding common stock.

Once we commence liquidation, we would begin an orderly sale of our properties and other assets. The precise timing of such sales will depend on the prevailing real estate and financial markets, the economic conditions in the areas where our properties are located and the federal income tax consequences to our stockholders. In making the decision to liquidate or apply for listing of our shares, our directors will try to determine whether liquidating our assets or listing our shares will result in greater value for stockholders.

Policy Regarding Transactions with Affiliates. Our charter requires our conflicts committee, which consists of all of our independent directors, to review and approve all transactions between us and our advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the conflicts committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Business Conduct and Ethics lists examples of types of transactions that would create prohibited conflicts of interest and requires that all transactions in which an officer or director is a party be approved and reviewed by a majority of disinterested directors.

Certain Transactions with Related Persons

The conflicts committee has reviewed the material transactions between our affiliates and us since the beginning of 2020 as well as any such currently proposed transactions. Set forth below is a description of such transactions and the conflicts committee’s report on their fairness.

Prior to our acquisition of REIT I and its subsidiaries on January 28, 2021, at which time we acquired our advisor and property manager and transitioned to a self-managed structure, Resource Real Estate Opportunity Advisor II, LLC acted as our external advisor and Resource Real Estate Opportunity Manager II, LLC acted as our external property manager. REIT I had previously acquired these entities on September 8, 2020 from C-III Capital Partners, LLC (“C-III”) and its affiliates, as part of a series of transactions we refer to as the “Self-Management Transaction.” Prior to such time, our advisor was an indirect wholly-owned subsidiary of Resource America, Inc. (“RAI”), our initial sponsor. Certain of our executive officers, Alan F. Feldman, Steven R. Saltzman and Shelle Weisbaum, are also executive officers of our advisor and our property manager. Mr. Feldman, who is also one of our directors, is a manager of our advisor and our property manager and Mr. Elliott is a manager of our advisor. Prior to the Self-Management Transaction, each of these individuals was also employed by RAI. RAI is a wholly-owned subsidiary of C-III, a leading commercial real estate services company engaged in a broad range of activities. Prior to the Self-Management Transaction C-III controlled our advisor and owned our property manager. On September 8, 2020, our officers resigned their positions with the sponsor and its affiliates and became employees of REIT I and subsequently our employees following our merger with REIT I. In addition, George E. Carleton resigned as our President and Chief Operating Officer and as one of our directors, as well as his positions with subsidiaries of REIT I and entities acquired by REIT I in the Self-Management Transaction, including our advisor.

Our Relationship with our Advisor

Our external advisor was responsible for managing, operating, directing and supervising the operations and administration of us and our assets pursuant to an advisory agreement initially entered in February 2014 and amended at various points thereafter and renewed annually. Pursuant to the terms of the advisory agreement, our advisor received specified fees upon the provision of certain services, including payment of acquisition fees, asset management fees, disposition fees, debt financing fees and reimbursement of certain expenses related to our offerings and our operations, including organization and offering expenses, acquisition expenses and operating expenses.

Prior to our acquisition of REIT I, we paid our advisor an acquisition fee of 2.0% of the cost of investments acquired plus any capital expenditure reserves allocated, or the amount funded by us to acquire or originate loans, including acquisition expenses and any debt attributable to such investments. For the year ended December 31, 2020, our advisor did not earn any acquisition fees. Our advisor agreed to waive an acquisition fee and debt financing fee in connection with the REIT III Merger. No such waiver was sought with respect to the REIT I Merger because, if owed, it would be paid with funds from our operating partnership to an entity that would then be wholly owned by our operating partnership.

Prior to our acquisition of REIT I, we paid our advisor a monthly asset management fee equal to one-twelfth of 1.0% of the cost of each asset, without deduction for depreciation, bad debts or other non-cash reserves. The asset management fee is based only on the portion of the costs or value attributable to our investment in an asset if we do not own all or a majority of an asset and do not manage or control the asset. For the year ended December 31, 2020, our advisor earned approximately $9.1 million in asset management fees, all of which had been paid to our advisor as of December 31, 2020. After the Self-Management Transaction on September 8, 2020, $2.9 million of this balance was earned by REIT I.

Prior to our acquisition of REIT I, we paid our advisor a debt financing fee upon obtaining or assuming any debt financing for which our advisor provided substantial services equal to 0.5% of the amount available under the obtained or assumed financing. For the year ended December 31, 2020, our advisor earned approximately $184,000 in debt financing fees, all of which had been paid to our advisor as of December 31, 2020. As described above, our advisor has waived any debt financing fee in connection with the REIT III Merger.

Prior to our acquisition of REIT I, we paid our advisor a disposition fee in connection with of the sale of a property equal to the lesser of (i) one-half of the aggregate brokerage commission paid, or if none is paid, the amount that would be paid at a market rate, and (ii) 2.0% of the contract sales price. For the year ended December 31, 2020, there were no disposition fees earned by our advisor.

Prior to our acquisition of REIT I, we also reimbursed our advisor for expenses incurred in connection with its provision of services to us, including our allocable share of costs for advisor personnel and overhead, including allocable personnel salaries and other employment expenses. However, we did not reimburse our advisor or its affiliates for employee costs in connection with services for which our advisor earns acquisition fees or disposition fees. For the year ended December 31, 2020, our advisor charged approximately $3.9 million to us for these operating expenses, of which approximately $1.6 million was unpaid and due to our advisor as of December 31, 2020. Included in the operating expenses reimbursed to our advisor during the year ended December 31, 2020 was $537,839 for a portion of the compensation paid in 2020 to Mr. Feldman, 165,032 for a portion of the compensation paid in 2020 to Mr. Elliott, $116,412 for a portion of the compensation paid in 2020 to Mr. Saltzman and 177,308 for a portion of the compensation paid in 2020 to Ms. Weisbaum.

Concurrently with our entry into the merger agreements with REIT I and REIT III in September 2020, we and our advisor entered into an amended and restated advisory agreement. The terms of the amended and restated advisory agreement are identical to those of the advisory agreement that was previously in effect, except for the following changes: (i) our advisor agreed to waive an acquisition fee and debt financing fee in connection with the merger with REIT III and (ii) the limitations on a self-management transaction and the restriction on our ability to solicit employees from our advisor were removed.

The conflicts committee considers our relationship with our advisor during 2020 to be fair. The conflicts committee believes that the amounts paid and payable to the advisor under the advisory agreement are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation was necessary in order for our advisor to provide the desired level of services to us and our stockholders.

Our Relationship with our Property Manager

We have entered into a management agreement with our property manager pursuant to which it manages real estate properties and real estate-related debt investments and coordinates the leasing of, and manages construction activities related to, some of our real estate properties. Pursuant to the terms of the management agreement, our property manager was entitled to specified fees upon the provision of certain services, including payment of property management, construction management and debt servicing fees. For the year ended December 31, 2020, our property manager earned approximately 3.8 million in property management fees. As of December 31, 2020, a total of approximately $327,000 of property management fees was unpaid and due to our property manager. After the Self-Management Transaction on September 8, 2020, $1.2 million of this balance was earned by REIT I. Our property manager subcontracts certain services to an unaffiliated third-party and pays for those services from its property management fee. For the year ended December 31, 2020, our property manager earned approximately $352,000 in construction management fees, all of which had been paid to our property manager as of December 31, 2020.

During the ordinary course of business, prior to our acquisition of REIT I, our property manager, and prior to the Self-Management Transaction, other affiliates of RAI may have paid certain shared information technology fees, operating expenses and construction payroll expenses on our behalf. There were no reimbursable expenses charged by our property manager or its affiliates during the year ended December 31, 2020.

The conflicts committee believes that this arrangement with our property manager is fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

Relationship with RAI and C-III

Prior to the Self-Management Transaction on September 8, 2020, RAI and C-III were related parties.

Property Loss Pool. We participate (with other properties directly or indirectly managed by RAI and C-III) in a catastrophic insurance policy, which covers claims up to $250 million, after either a $25,000 or $100,000 deductible per incident, depending on location and/or type of loss. Therefore, unforeseen or catastrophic losses in excess of our insured limits could have a material adverse effect on our financial condition and operating results. This policy expired on March 1, 2021. During the year ended December 31, 2020, we did not contribute into the property loss pool.

General liability coverage: We (with other properties directly managed by RAI) have an insured and dedicated limit for the general liability policy of $1.0 million per occurrence. Total claims are limited to $2.0 million per premium year. In excess of these limits, we participate (with other properties directly or indirectly managed by RAI and C-III) in a $50.0 million per occurrence excess liability program. Therefore, the total insured limit per occurrence is $51.0 million for the general and excess liability program, after a $25,000 deductible per incident. This policy expired on March 1, 2021. We paid premiums of approximately $490,716 in connection with this coverage during the year ended December 31, 2020.

Internal audit fees. Prior to the Self-Management Transaction, RAI performed internal audit services for us, for which we paid RAI approximately $73,000 in internal audit fees during the year ended December 31, 2020. From September 8, 2020 until the to the REIT I Merger, REIT I performed internal audit services for us, for which we paid REIT I approximately $33,000 in internal audit fees during the year ended December 31, 2020.

Directors and officers insurance: We participate in a liability insurance program for directors and officers coverage with REIT I and REIT III. Prior to the Self-Management Transaction, we participated in a liability insurance program for directors and officers’ coverage with other C-III managed entities and subsidiaries. We paid premiums of approximately $385,000 in connection with this insurance program during the year ended December 31, 2020.

The conflicts committee believes that the arrangements above are fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

Voting Agreements

Concurrently with the execution of the merger agreement with REIT I, as an inducement to us to enter into the merger agreement with REIT I, RRE Legacy Co. LLC, f/k/a Resource Real Estate, LLC (our sponsor), and Alan F. Feldman, solely in their capacity as holders of REIT I convertible stock, entered into voting agreements with us. Pursuant to the terms of the voting agreements they agreed, among other things, to vote all shares of REIT I convertible stock owned by such holder in favor of the approval of the merger with REIT I and the transactions contemplated thereby. The shares of REIT I convertible stock held by the sponsor and Mr. Feldman represent more than two-thirds of the outstanding shares of REIT I convertible stock and as such they could have approved the merger with REIT I on behalf of the holders of REIT I convertible stock.

The conflicts committee believes that the voting agreements are fair and reasonable to us.

Mergers with Resource Real Estate Opportunity REIT, Inc. and Resource Apartment REIT III, Inc.

On September 8, 2020, we entered into merger agreements (as described herein) to acquire each of REIT I and REIT III in stock-for-stock transactions whereby each of REIT I and REIT III were to be merged into our wholly-owned subsidiaries. We refer to the REIT I Merger (as defined below) and the REIT III Merger (as defined below) collectively as the Mergers. Each of the Mergers was intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended. The Mergers were effective as of January 28, 2021.

REIT I Merger. On September 8, 2020, we, our operating partnership, Revolution I Merger Sub, LLC, a wholly-owned subsidiary of us (“Merger Sub I”), REIT I, and Resource Real Estate Opportunity OP, LP (“OP I”), entered into an Agreement and Plan of Merger (the “REIT I Merger Agreement”).

Effective January 28, 2021, REIT I merged with and into Merger Sub I, with Merger Sub I surviving as our direct, wholly-owned subsidiary (the “REIT I Company Merger”) and (ii) OP I merged with and into our operating partnership (the “REIT I Partnership Merger” and, together with the REIT I Company Merger, the “REIT I Merger”), with our operating partnership surviving the REIT I Partnership Merger. At such time, the separate existence of REIT I and OP I ceased.

At the effective time of the REIT I Company Merger, each issued and outstanding share of REIT I’s common stock (or fraction thereof) converted into the right to receive 1.22423 shares of our common stock, and each issued and outstanding share of REIT I’s convertible stock converted into the right to receive $0.02 in cash (without interest).

At the effective time of the REIT I Partnership Merger, each common unit of partnership interests in OP I outstanding immediately prior to the effective time of the REIT I Partnership Merger converted into the right to receive 1.22423 common units of partnership interest in our operating partnership and each Series A Cumulative Participating Redeemable Preferred Unit in OP I issued and outstanding immediately prior to the effective time of the REIT I Partnership Merger converted into the right to receive one Series A Cumulative Participating Redeemable Preferred Unit in our operating partnership.

REIT III Merger. On September 8, 2020, we, our operating partnership, Revolution III Merger Sub, LLC (“Merger Sub III”), our wholly-owned subsidiary, REIT III, and Resource Apartment OP III, LP (“OP III”), the operating partnership of REIT III, entered into an Agreement and Plan of Merger (the “REIT III Merger Agreement”).

Effective January 28, 2021, REIT III merged with and into Merger Sub III, with Merger Sub III surviving as our direct, wholly-owned subsidiary (the “REIT III Company Merger”) and OP III merged with and into our operating partnership (the “REIT III Partnership Merger” and, together with the REIT III Company Merger, the “REIT III Merger”), with our operating partnership surviving the REIT III Partnership Merger. At such time, the separate existence of REIT III and OP III ceased. The REIT I Merger and the REIT III Merger are hereinafter together referred to as the “Merger”.

At the effective time of the REIT III Company Merger, each issued and outstanding share of REIT III’s common stock (or fraction thereof) converted into the right to receive 0.925862 shares of our common stock.

At the effective time of the REIT III Partnership Merger, each unit of partnership interests in OP III outstanding immediately prior to the effective time of the REIT III Partnership Merger was retired and ceased to exist. In addition, for each share of our common stock issued in the REIT III Company Merger, a common partnership unit was issued to us by our operating partnership.

The conflicts committee believes that the mergers with REIT I and REIT III are fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

Allocation of Investment Opportunities

Prior to our transition to self-management we relied on our external advisor, and its executive officers and our sponsor’s real estate professionals to identify suitable multifamily investment opportunities for us. Prior to REIT I’s acquisition of our advisor, our advisor’s executive officers and our sponsor’s and its affiliates’ real estate professionals were also key employees of RAI, and/or the advisors to other Resource Real Estate-sponsored programs. As such, the other Resource Real Estate-sponsored programs (collectively “Resource Affiliated Programs”), especially those that were currently raising and/or investing offering proceeds, if any, relied on many of the same key real estate professionals for their multifamily investment opportunities. Many investment opportunities that are suitable for us may have also been suitable for other Resource Affiliated Programs. Our sponsor established an Allocation Committee (the “Resource Allocation Committee”) which reviewed each potential multifamily investment opportunity and determined for which Resource Affiliated Program, including us, it is best suited. The Resource Allocation Committee considered the investment objectives, portfolio and criteria of each program and its conflict resolution procedures if an investment is suitable for more than one program. As a result, these Resource Real Estate professionals could have directed attractive investment opportunities to other Resource Affiliated Programs.

In the event that an opportunity was equally suitable for us and another program sponsored by Resource Real Estate, the Resource Allocation Committee could have allocated opportunities on an alternating basis with the view that, overall, we and programs sponsored by Resource Real Estate would be treated equitably. Alternatively, the investment could have been allocated among us and the other party in proportion to the relative amounts of the investment sought by each. Such co-investments were required to be approved by the vote of the conflicts committee.

Our advisory agreement requires that our advisor inform the conflicts committee each quarter of the investments that have been purchased by other Resource Real Estate programs for whom our advisor or one of its affiliates serves as an investment adviser so that the conflicts committee can evaluate whether we are receiving our fair share of opportunities. Our advisor’s success in generating investment opportunities for us and the fair allocation of opportunities among Resource Real Estate programs were important factors in the conflicts committee’s determination to continue or renew our arrangements with our advisor and its affiliates. The conflicts committee has a duty to ensure that favorable investment opportunities are not disproportionately allocated to other Resource Real Estate-sponsored programs.

The conflicts committee considers the process and the decisions made by the Resource Allocation Committee to be fair and reasonable.

April 14, 2021	The Conflicts Committee of the Board of Directors:
Gary Lichtenstein, Thomas Ikeler, Andrew Ceitlin and Lee Shlifer

The Investment Committee

The board of directors has established an investment committee to assist the board of directors in reviewing and approving investments of the company in accordance with the investment guidelines established by the board of directors. The members of our investment committee are Thomas Ikeler (Chairman), Andrew Ceitlin and Lee Shlifer, all of which are independent directors. The investment committee was formed in February 2021 and as such held no meetings in 2020. The investment committee’s primary function is to review, evaluate and ultimately vote to approve all investments recommended by management; provided that if the board of directors establishes a maximum investment price or other criteria above which full board approval will be required for an investment (an “Authority Cap”), then the investment committee will review and make a recommendation to the board of directors for its approval. The investment committee was formed in February 2021 and as such held no meetings in 2020.

The investment committee has adopted a written charter which outlines certain specified responsibilities of the investment committee. A copy of the investment committee charter is available under “Corporate Governance” in the “Investors” section of our website at www.resourcereit.com.

The Compensation Committee

The board of directors has established a compensation committee to act with respect to various compensation matters of the company. The members of the compensation committee are Lee Shlifer (Chairman), Gary Lichtenstein, and Thomas Ikeler, all of which are independent directors. The compensation committee was formed in February 2021 and as such held no meetings in 2020. Prior to February 2021, oversight of compensation matters was the function of the conflicts committee. The principal functions of the compensation committee are to:

•	evaluate the performance and compensation of our chief executive officer;

•	review and approve the compensation and benefits of our executive officers and members of the board of directors;

•	administer our 2020 Long-Term Incentive Plan, as amended, as well as any other compensation, stock option, stock purchase, incentive or other benefit plans; and

•	produce an annual report on executive compensation for inclusion in our proxy statement after reviewing our compensation discussion and analysis.

Our compensation committee is primarily responsible for establishing and implementing our compensation program and policies. To fulfill its responsibilities, the compensation committee may engage, oversee and provide appropriate funding for advisors and consultants to advise the committee on executive compensation matters.

The compensation committee has adopted a written charter which outlines certain specified responsibilities of the compensation committee and complies with the rules of the SEC and the NYSE. A copy of the compensation committee charter is available under “Corporate Governance” in the “Investors” section of our website at www.resourcereit.com.

Nominating and Governance Committee

The board of directors has established a nominating and governance committee, the members of which are Andrew Ceitlin (Chairman), Gary Lichtenstein and Thomas Ikeler, all of which are independent directors. The nominating and governance committee was formed in February 2021 and as such held no meetings in 2020. The principal functions of the nominating and governance committee include:

•	seeking, considering and recommending to the full board of directors qualified candidates for election as directors;

•	recommending a slate of nominees for election as directors at the annual meeting of stockholders;

•	periodically preparing and submitting to the board for adoption the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving general operation of the board and our corporate governance;

•	annually recommending to the board nominees for each committee of the board; and

•	annually facilitating the assessment of the board of directors’ performance as a whole and of the individual directors and reports thereon to the board.

The nominating and governance committee has adopted a written charter which outlines certain specified responsibilities of the nominating and governance committee and complies with the rules of the SEC and the NYSE. A copy of the nominating and governance committee charter is available under “Corporate Governance” in the “Investors” section of our website at www.resourcereit.com.

Special Committee

A Special Committee was formed by the board of directors for the purpose of reviewing, considering, investigating, evaluating, proposing and, if deemed appropriate by the Special Committee, negotiating our proposed mergers with each of REIT I and REIT III and, among other matters, determining whether the mergers were fair and in the best interests of us and our stockholders. The members of the Special Committee were Gary Lichtenstein and Thomas Ikeler, with Gary Lichtenstein serving as the chairman of the Special Committee. The Special Committee held 36 meetings during 2020.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has been employed by us. With the exception of Alan F. Feldman, who serves as our Chief Executive Officer and President as well as a director and served in similar positions for REIT I and REIT III prior to their acquisition by us, none of our executive officers currently serves, or in the past three years has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on the board of directors or compensation committee. No member of the compensation committee has any other business relationship or affiliation with us other than his or her service as a director.

The Nomination of Directors

General

Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee is responsible for identifying and nominating replacements for vacancies among our independent director positions. Unless filled by a vote of our stockholders as permitted by the Maryland General Corporation Law, a vacancy that results from the removal of a director will be filled by a vote of a majority of the remaining directors. Any vacancy on the board of directors for any other cause will be filled by a vote of a majority of the remaining directors, even if such majority vote is less than a quorum. The board of directors has established a standing nominating and governance committee to assist the board of directors by identifying individuals qualified to become directors and recommending to the board of directors the director nominees for the next annual meeting of stockholders. Additional information about the nominating and governance committee is included above.

Board Membership Criteria

With respect to filling vacancies for independent director positions, the nominating and governance committee reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. The full board of directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industry or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. The board of directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board of directors’ collective skill set that should be addressed in the nominating process. The board of directors made such an assessment in connection with director nominations for the 2021 annual stockholders’ meeting and determined that the composition of the current board of directors satisfies its diversity objectives.

Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors nominated by the conflicts committee under our current charter and the nominating and governance committee if the current charter is amended as described in Proposal 2 herein will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our current charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. We are asking our stockholder to approve amendments to our charter that would eliminate these experience requirements for directors. See Proposal 2 herein.

Selection of Directors

Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders, provided that the conflicts committee must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by the stockholders annually.

In nominating candidates for the board of directors, the board of directors (or the nominating and governance committee, as appropriate) solicits candidate recommendations from its own members and from management. The board of directors and the conflicts committee or nominating and governance committee may also engage the services of a search firm to assist in identifying potential director nominees.

The board of directors and the conflicts committee and nominating and governance committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” on page 63. In evaluating the persons recommended as potential directors, the board of directors and the nominating and governance committee (or the conflicts committee, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling 1-866-469-0129.

Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the chairman of our audit committee in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the chairman of our nominating and governance committee in care of our Secretary at our headquarters address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.

Stockholders also may communicate concerns with our directors at our annual meeting. Although we do not have a policy regarding the attendance of our directors at annual meetings of our stockholders, we expect that the

Chairman of our Board will be present at all such meetings. We expect all of our directors to be present at our 2021 annual meeting. All of our directors were present virtually at our 2020 annual meeting.

Employee, Officer and Director Hedging Policy

We do not have a hedging policy for our employees, officers and directors at this time.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2021 annual meeting and are being nominated for re-election to serve until the 2021 annual meeting and until his or her successor is elected and qualified.

Name*	Age**	Positions
Alan F. Feldman	57	Chairman of the Board, Chief Executive Officer, President and Director

Robert C. Lieber	66	Director

Andrew Ceitlin	47	Independent Director

Gary Lichtenstein	72	Independent Director

Lee F. Shlifer	72	Independent Director

Thomas J. Ikeler	65	Independent Director

Thomas C. Elliott	48	Chief Financial Officer, Executive Vice President and Treasurer

Shelle Weisbaum	60	Chief Legal Officer, Senior Vice President and Secretary

Marshall Hayes	44	Chief Investment Officer and Senior Vice President

*	The address of each executive officer and director listed is 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103.
**	As of March 31, 2021.

Alan F. Feldman has served as our Chief Executive Officer and Chairman of our Board of Directors since October 2012 and as our President since September 2020 overseeing the strategy for the company and its investment strategy. Prior to our merger with REIT I and REIT III, he was also Chief Executive Officer and Chairman of the Board of REIT I from June 2009 and REIT III from June 2017. He also served as the President of REIT I and REIT III from September 2020 until the mergers. Mr. Feldman also served as a Senior Vice President of RAI from August 2002 to September 2020 and as Chief Executive Officer of its wholly owned subsidiary, Resource Real Estate (our founding sponsor) from May 2004 to September 2020. In addition, prior to September 2020, he served in various officer and director positions for other real estate program sponsored by Resource Real Estate. From 1998 to 2002, Mr. Feldman was a Vice President at Lazard Freres & Co., an investment banking firm specializing in real estate matters. From 1992 through 1998, Mr. Feldman was an Executive Vice President of the Pennsylvania Real Estate Investment Trust and its predecessor, The Rubin Organization. From 1990 to 1992, Mr. Feldman was a director at Strouse, Greenberg & Co., a regional full-service real estate company. From 1986 through 1988, Mr. Feldman was an engineer at Squibb Corporation. Mr. Feldman received a Bachelor of Science degree and Master of Science degree from Tufts University, and a Master of Business Administration, Real Estate and Finance concentration degree from The Wharton School, University of Pennsylvania.

The board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Feldman, in light of his day-to-day company-specific operational experience, significant finance and market experience, and his real estate investment trust experience, to serve as one of our directors.

Robert C. Lieber was appointed to our board of directors at the closing of the REIT I Merger and was designated by C-III and RAI together to serve as a director on the board of directors pursuant to the terms negotiated in connection with the Self-Management Transaction. He served as a director of REIT I from February 2017 until the closing of the REIT I Merger. Mr. Lieber has served as an Executive Managing Director of both C-III and Island Capital Group LLC since July 2010 and as Chief Executive Officer of ACRES REIT (f/k/a Exantas Capital Corp.), a publicly-traded mortgage REIT, from September 2016 to July 2020 and served as its President from September 2016 to May 2017. Mr. Lieber has also served as a director of Resource IO REIT from September 2016 to December 2019. Mr. Lieber served under New York City Mayor Michael R. Bloomberg as Deputy Mayor for Economic Development from January 2007 to July 2010. Prior to joining the Bloomberg administration, Mr. Lieber was employed by Lehman Brothers Holdings Inc. for 23 years, serving most recently as a Managing Director of a real estate private equity fund and previously as the Global Head of Real Estate Investment Banking. From January 2015 to April 2018, Mr. Lieber also served as a director of ACRE Realty Investors Inc., a publicly-traded commercial real estate company, and currently serves as a director of Tutor Perini Corporation, a publicly-traded general contracting and construction management company. He served as a board member and secretary of the board as well as a trustee for the Urban Land Institute and formerly served as chairman of the Zell-Lurie Real Estate Center at The Wharton School, University of Pennsylvania. Mr. Lieber received a Bachelor of Arts from the University of Colorado and a Master of Business Administration from The Wharton School, University of Pennsylvania.

As the C-III and RAI designated director, the board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Lieber, in light of his significant experience in commercial real estate and real estate-related debt, to serve as a director on the board of directors.

Andrew Ceitlin was appointed to our board of directors at the closing of the REIT I Merger as the REIT I designated director pursuant to the terms of the REIT I Merger Agreement. He served as a REIT I director from February 2014 until the closing of the REIT I Merger. Mr. Ceitlin has served as the Vice President and Assistant General Counsel for Tishman Construction Corporation, an AECOM company, since June 2017 and previously served as its Senior Corporate Counsel from June 2010 to June 2017. Prior to joining Tishman Construction Corporation, Mr. Ceitlin served as legal counsel for Bovis Lend Lease Holdings, Inc. from May 2007 to June 2010. Prior to joining Bovis Lend Lease Holdings, Inc., Mr. Ceitlin was an associate attorney at Peckar & Abramson, P.C., a law firm specializing in construction law. Mr. Ceitlin served as a director of Resource IO REIT from March 2015 to May 2018. Mr. Ceitlin is a licensed member of the New York State Bar and has practiced law for over 19 years. He holds a Bachelor’s degree in political science from The Ohio State University and a Juris Doctor degree from New York Law School.

As the REIT I designated director, the board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Ceitlin, in light of his significant experience in the legal and real estate markets and his expertise in construction law, to serve as one of our directors.

Gary Lichtenstein has been a director since November 2013. Mr. Lichtenstein also served as an independent director for REIT I from September 2009 until the closing of the REIT I Merger. Mr. Lichtenstein served as a partner of Grant Thornton LLP, a registered public accounting firm, from 1987 to July 2009. He worked at Grant Thornton LLP from 1974 to 1977 and served as a manager at Grant Thornton LLP from 1977 to 1987. Prior to joining Grant Thornton LLP, Mr. Lichtenstein served as an accountant for Soloway & von Rosen CPA from 1970 to 1974 and for Touche Ross Bailey & Smart from 1969 to 1970. Mr. Lichtenstein served on the Board of Directors of Atlas Resources, LLC from September 2016 to September 2018. He received his Bachelor of Business Administration and his Juris Doctor degree from Cleveland State University.

The board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Lichtenstein, in light of his public company accounting and financial reporting expertise, to serve as one of our directors.

Lee F. Shlifer was appointed to our board of directors at the closing of the REIT III Merger as the REIT III designated director pursuant to the terms of the REIT III Merger Agreement. He served as a director of REIT I from September 2009 and of REIT III from January 2016, each until the closing of the respective mergers. Mr. Shlifer has served as founder, President and broker for Signature Investment Realty, Inc., an investment brokerage and management/consulting firm that emphasizes the acquisition and management of multifamily apartment buildings, since 1985. Prior to founding Signature Investment Realty, Inc., he served as Vice President of Marketing for Spencer Industries from 1979 to 1981. In addition, Mr. Shlifer served as a psychotherapist for the Eastern Pennsylvania Psychiatric Institute from 1978 to 1979. Mr. Shlifer is a member of the board of directors of ELIT, a non-profit organization that operates schools in India and Pakistan to teach impoverished women basic computer skills. He received his Bachelor of Arts degree from the University of Pennsylvania and his Masters of Arts degree in Clinical Psychology from The New School for Social Research.

As the REIT III designated director, the board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Shlifer, in light of his significant finance and real estate market experience and his expertise in the acquisition and management of multifamily apartment buildings, to serve as one of our directors.

Thomas J. Ikeler has been a director since November 2013. Mr. Ikeler also served as an independent director for REIT I from September 2009 until February 2014. From November 2014 to December 2020 when he retired, Mr. Ikeler serves as Executive Vice President, Chief Investment Officer and Partner of Hoffman & Associates, a Washington, DC based mixed-use and residential real estate developer, but continues to serve as an advisor to the firm. From January 2010 to November 2014, Mr. Ikeler served as Managing Director, Capital Markets of Penzance, a private equity real estate investment and operating company, based in Washington, DC, and was one of four members of its Executive Committee. He was involved with all aspects of the firm’s investment activities, including acquisitions, development and capital placement. Immediately prior to that, from January 2009 to January 2010, Mr. Ikeler was President of K2 Capital Advisors, LLC, a boutique advisory practice that assisted real estate companies in selling or capitalizing existing assets and new acquisitions. From 2005 to 2009, Mr. Ikeler served as Managing Director of Jones Lang LaSalle, one of the largest global real estate service firms with 180 offices in 60 countries and over 36,000 employees, where he specialized in commercial property and multifamily equity and debt financing. From 1999 to 2005, he served as Managing Director of Aegis Realty Consultants, the real estate banking affiliate of Berwind Property Group, which owns and operates more than 25,000 apartment units and 100 communities. From 1997 to 1999, Mr. Ikeler served as Vice President/Corporate Finance for Security Capital Group and Senior Vice President for a subsidiary. From 1994 to 1997, he established a real estate investment and advisory firm that targeted “off market” opportunities and advised institutional owners and operators of real estate, which included serving as lead outside advisor to RF&P Corporation, a private REIT owned by the Virginia Retirement System. He received his Bachelor of Arts degree from Bucknell University and his Master in Business Administration from Harvard University.

The board of directors has determined that it is in the best interests of our company and our stockholders for Mr. Ikeler, in light of his significant experience in finance and real estate markets and his expertise in commercial property and multifamily equity and debt financing, to serve as one of our directors.

Thomas C. Elliott has served as our Chief Financial Officer, Executive Vice President and Treasurer since September 8, 2020. He served in the same positions for REIT I and REIT III from September 2020 until the closing of the respective mergers. Since June 2020, he also serves on the board of directors of ACRES REIT. Mr. Elliott has previously held various officer positions at Resource America, all of which he resigned from, effective as of September 8, 2020: Chief Financial Officer since December 2009, Executive Vice President since September 2016 and Senior Vice President since 2005. Prior to that, he was Senior Vice President-Finance and Operations of Resource America from 2006 to December 2009; Senior Vice President-Finance from 2005 to 2006 and Vice President-Finance from 2001 to 2005. From February 2017 to July 2020, Mr. Elliott was Executive Vice President-Finance and Operations of ACRES REIT and was its Senior Vice President-Finance and Operations from September 2006 to February 2017 and, prior to that, was its Chief Financial Officer, Chief

Accounting Officer and Treasurer from September 2005 to June 2006. He was also Senior Vice President-Assets and Liabilities Management of ACRES REIT from June 2005 until September 2005 and, before that, served as its Vice President-Finance from March 2005. Prior to joining Resource America in 2001, Mr. Elliott was a Vice President at Fidelity Leasing, Inc., a former equipment leasing subsidiary of Resource America, where he managed all capital market functions, including the negotiation of all securitizations and credit and banking facilities in the U.S. and Canada. Mr. Elliott also oversaw the financial controls and budgeting departments.

Shelle Weisbaum has served as our Chief Legal Officer, Senior Vice President and Secretary since October 2012 and in the same positions for REIT I from June 2009 and for REIT III from July 2015, until the closing of the respective mergers. Ms. Weisbaum has also served as Chief Legal Officer, Senior Vice President and Secretary of our advisor since its formation in October 2012 as well as for the advisors for REIT I and REIT II. Ms. Weisbaum also previously served as Executive Vice President, from April 2017 to September 2020, Senior Vice President, from January 2014, and General Counsel and Secretary, from August 2007, of the Sponsor to September 2020. Previously she held the position of Vice President of our sponsor from August 2007 to December 2013. Ms. Weisbaum also served as the Chief Legal Officer, Senior Vice President and Secretary of ACRES REIT from September 2016 to July 2020. Ms. Weisbaum joined our sponsor in October 2006 from Ledgewood Law, a Philadelphia-based law firm, where she practiced commercial real estate law from 1998 to 2006 as an associate and later as a partner of the firm. Prior to Ledgewood, from 1987 to 1998, Ms. Weisbaum was Vice President and Assistant General Counsel at the Philadelphia Stock Exchange. Ms. Weisbaum received a Bachelor of Science degree in Business Administration from Boston University and a Juris Doctor degree from Temple University.

Marshall Hayes has served as our Chief Investment Officer and Senior Vice President since February 2021. Prior to the Self-Management Transaction, Mr. Hayes was employed by our sponsor and the owner of our advisor. Mr. Hayes held various titles at our sponsor, including Managing Director, Senior Vice President and Vice President. Mr. Hayes first joined our sponsor in 2006. Prior to working for our sponsor, Mr. Hayes was Vice President of Transactions at AIMCO, a Denver-based multifamily REIT from 2004-2006. From 1998 to 2004 Mr. Hayes worked for investment banking firm Lazard, Freres & Co., in New York, where he was a member of the real estate investment banking group. Mr. Hayes received a Bachelor of Science in Economics from The Wharton School at the University of Pennsylvania, Magna Cum Laude.

Other Significant Employees

The following sets forth certain information regarding other significant employees of our company who provide important services to us.

Steven R. Saltzman has served as Chief Accounting Officer and Vice President since September 2020. He served in the same position for REIT I and REIT III from September 2020 until the closing of the respective mergers. Prior to that, he was Chief Financial Officer, Senior Vice President and Treasurer for us since October 2012 and in the same capacity for REIT I since June 2009 and for REIT III since July 2015. Mr. Saltzman has also served as Chief Financial Officer, Senior Vice President and Treasurer for REIT II Advisor since its formation in October 2012. In addition, Mr. Saltzman previously served as Senior Vice President and Chief Financial Officer of our sponsor from January 2014 to September 2020; and previously held the positions of Vice President and Controller from May 2004. From 1999 to 2003, Mr. Saltzman was Controller at WP Realty, Inc., a regional developer and property manager specializing in community shopping centers. Mr. Saltzman began his real estate career in 1988 as a Property Controller at The Rubin Organization, a predecessor to the Pennsylvania Real Estate Investment Trust. Mr. Saltzman began his professional career at Price Waterhouse from 1985 to 1988. Mr. Saltzman earned a Bachelor of Science degree from The Wharton School, University of Pennsylvania. Mr. Saltzman is both a Certified Public Accountant and a Certified Management Accountant.

Yvana L. Rizzo serves as Vice President, Asset Management. Ms. Rizzo joined Resource Real Estate in 2006 and oversees the asset management of the company’s commercial real estate equity portfolios. Prior to joining Resource Real Estate, Ms. Rizzo served for six years as Vice President of both the Structured Asset Management and CMBS Credit Administration groups for Capmark Finance, Inc. (formerly

GMAC Commercial Mortgage Corporation). Ms. Rizzo began her career as an underwriter and loan originator for the Northeast Commercial Real Estate Lending division of Washington Mutual Bank. Ms. Rizzo received a bachelor’s degree in Finance from the University of Pittsburgh.

Compensation of Directors

We have provided below certain information regarding compensation paid to or earned by our directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Alan F. Feldman (1)	—	—	—
Robert C. Lieber (1)	—	—	—
Thomas J. Ikeler	$87,000	—	$87,000
Gary Lichtenstein	$97,500	—	$97,500
Andrew Ceitlin(3)	$—	—	$—
Lee F. Shlifer(3)	$—	—	$—
David Spoont (2)	$42,000	—	$42,000

(1)	Directors who are not independent of us do not receive compensation for services rendered as a director.
(2)	David Spoont resigned effective as of January 28, 2021.
(3)	Andrew Ceitlin and Lee Shlifer were not directors on our board during 2020.

2020 Compensation

For the year ended December 31, 2020, we paid each of our independent directors:

•	an annual retainer of $25,000 ($30,000 for the chairman of the audit committee);

•	$1,000 per each board meeting attended in person;

•	$1,000 per each committee meeting attended in person, except that the chairman of the committee is paid $2,000 for each meeting attended in person;

•	$500 per each board meeting attended by telephone; and

•	$500 per each committee meeting attended by telephone, except that the chairman of the committee is paid $1,000 for each meeting attended by telephone.

The amounts in the table above include payments of $4,000 per month to Messrs. Lichtenstein and Ikeler who were members of the special committee which commenced November 1, 2019 and ended January 2021. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

2021 Compensation

In February 2021, following our transition to a self-managed structure, our compensation committee approved a revised compensation structure for our independent directors. The revised compensation structure was approved following a review of peer board compensation data provided by an independent compensation consultant, FPL Associates, L.P. (“FPL”), a nationally recognized compensation consulting firm specializing in the real estate industry.

Starting in February 2021, we will pay an annual cash retainer of $65,000 to each independent director for services as a director, as well as an annual grant of equity with a value of approximately $65,000 at the time of grant. The equity will have a one year vesting schedule. For service on the audit committee, compensation committee, nominating and governance committee and investment committee we will pay an annual cash retainer of $7,500; provided that the chair of each of these committees will receive an additional annual cash retainer as follows: $15,000 to the chair of the audit committee and the chair of the compensation committee, and $12,500 to the chair of the nominating and governance committee and the chair of the investment committee. All members of the board of directors are reimbursed for their costs and expenses in attending our board meetings.

EXECUTIVE OFFICER COMPENSATION

2020 Executive Compensation Paid by Our External Advisor

During the year ended December 31, 2020, our executive officers did not receive any cash or equity compensation directly from us for services rendered to us. Prior to January 28, 2021, our executive officers were employees of our external advisor and its affiliates and were compensated by these entities, in part, for their services to us.

Reimbursements of Personnel Salaries

Prior to the closing of the REIT I Merger and our transition to a self-managed structure, pursuant to the terms of our advisory agreement, our advisor was responsible for providing our day-to-day management, subject to the supervision of our board of directors, and we reimbursed our advisor for expenses incurred in connection with its provision of services to us and our allocable share of costs for advisor personnel and overhead, including allocable personnel salaries and other employment expenses. Included in the operating expenses reimbursed to our advisor during the year ended December 31, 2020 was $537,839 for a portion of the compensation paid in 2020 to Alan F. Feldman, our Chief Executive Officer and President, $165,032 for a portion of the compensation paid in 2020 to Thomas C. Elliott, our Chief Financial Officer, Executive Vice President and Treasurer as of September 2020, $116,412 for a portion of the compensation paid in 2020 to Steven R. Saltzman, our former Chief Financial Officer, Senior Vice President and Treasurer, and 177,308 for a portion of the compensation paid in 2020 to Shelle R. Weisbaum, our Senior Vice President and Chief Legal Officer. Included in the operating expenses reimbursed to our advisor during the year ended December 31, 2019 was $460,884 for a portion of the compensation paid in 2019 to Mr. Feldman, $94,422 for a portion of the compensation paid in 2019 to Mr. Saltzman, and $110,629 for a portion of the compensation paid in 2019 to Ms. Weisbaum. Included in the operating expenses reimbursed to our advisor during the year ended December 31, 2018 was $569,166 for a portion of the compensation paid in 2018 to Mr. Feldman, $85,140 for a portion of the compensation paid in 2018 to Mr. Saltzman, and $101,299 for a portion of the compensation paid in 2018 to Ms. Weisbaum.

See “Report of the Conflicts Committee—Certain Transactions with Related Persons—Our Relationship with Our Advisor” for a discussion of the fees paid and expenses reimbursed to our advisor and its affiliates in connection with managing our operations in 2020.

2020 Long-Term Incentive Plan

As of January 28, 2021, the effective time of the REIT I Merger, we assumed the 2020 Long-Term Incentive Plan of REIT I, as amended to replace all references to REIT I with Resource REIT, Inc. (the “2020 Incentive Plan”). The purpose of the 2020 Incentive Plan is to advance the interests of the company and its stockholders by providing an incentive to attract, retain, and reward certain eligible persons performing services for the company and by motivating such persons to contribute to the growth and profitability of the company. The 2020 Incentive Plan allows for grants of stock options (non-statutory and incentive), restricted stock awards, stock appreciation rights, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards to our employees, consultants, and directors. The maximum aggregate number of shares of our common stock that may be issued pursuant to awards granted under the 2020 Incentive Plan is 3,500,000 shares. The 2020 Incentive Plan is subject to stockholder approval at the annual meeting. See “Proposal 3 ‘2020 Long-Term Incentive Plan’” for a detailed description of the 2020 Incentive Plan.

2021 Executive Compensation

Prior to the closing of the REIT I Merger on January 28, 2021, all of our executive officers were employees of our former advisor or its affiliates and we were not a party to any employment or severance agreements with our executive officers and did not pay or grant, and were not involved in determining, cash compensation, equity plan-based awards or any pension benefits, perquisites or other personal benefits for any of these individuals. Therefore, the discussion below reflects executive compensation that we expect to pay to our executive officers for 2021.

Compensation Philosophy and Objectives

We seek to maintain a total compensation package that provides fair, reasonable and competitive compensation for executives while also permitting us the flexibility to differentiate actual pay based on the level of individual and organizational performance.

Our compensation programs are designed to achieve the following objectives:

•	to attract and retain candidates capable of performing at the highest levels of our industry;

•	to create and maintain a performance-focused culture by rewarding outstanding performance based upon objective predetermined metrics;

•	to reflect the qualifications, skills, experience and responsibilities of each executive officer;

•	to align the interests of our executive officers and stockholders by creating opportunities and incentives for our executive officers to increase their equity ownership in us; and

•	to motivate our executive officers to manage our business to meet our short- and long-term objectives.

Determination of Executive Compensation

On February 3, 2021, following the closing of the REIT I Merger on January 28, 2021, the board of directors formed the compensation committee which has the authority to determine the compensation for our executive officers. The compensation committee exercises independent discretion with respect to executive compensation matters and administers our equity incentive programs, including reviewing and approving equity grants to our executive officers under the 2020 Incentive Plan. The compensation committee operates pursuant to the terms of a written charter adopted by the board of directors, a copy of which is available under “Corporate Governance” in the “Investors” section of our website at www.resourcereit.com.

In connection with the REIT I Merger, we assumed from REIT I the employment agreements, dated September 8, 2020, with Mr. Feldman, our Chief Executive Officer and President; Mr. Elliott, our Executive Vice President, Chief Financial Officer and Treasurer; and Ms. Weisbaum, our Senior Vice President and Chief Legal Officer. We assumed REIT I’s obligations under these employment agreements in their entirety. As a result, the initial compensation arrangements with our executive officers were determined in REIT I’s negotiations with each individual executive officer and were formalized in each executive officer’s employment agreement. Such negotiations were the purview of the special committee of REIT I, which was composed entirely of independent directors. For a more detailed discussion of the employment agreements with each of our executive officers, see “—Employment Agreements” below.

In making compensation decisions for 2021, the compensation committee reviewed market-based compensation data provided by its independent compensation consultant, FPL, a nationally recognized compensation consulting firm specializing in the real estate industry. The compensation committee also evaluated the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assessed the individual performance of the other executive and senior officers. While the compensation committee considers these recommendations, along with data provided by its other advisors, it retains full discretion to set all compensation.

Engagement of Compensation Consultant

The compensation committee is authorized to retain the services of one or more executive compensation consultants, in its discretion, to assist with the establishment and review of our compensation programs and related policies. The compensation committee has sole authority to hire, terminate and set the terms of any future engagement of FPL or any other compensation consultant.

For compensation advice in 2021, the compensation committee engaged FPL to provide market-based compensation data to assist the committee in the implementation of our comprehensive executive compensation program. In connection with these efforts, FPL prepared for the compensation committee reports that included compensation analyses for each executive position, an analysis of a recommended peer group for the company and a description of the methodology used to provide the compensation analyses. FPL researched competitive market practices, reviewed the proxy statements of its recommended peer group and checked its own proprietary information data bases. The compensation committee reviewed the information provided to the company and approved the 2021 executive compensation program.

Elements of Executive Compensation

The following table summarizes the key elements of our executive compensation program for our executive officers and each element’s objectives, including annual cash compensation and equity incentive awards. A more detailed discussion of each element of our executive compensation program follows this table.

Element	Description	Objectives

Annual Cash Compensation

Annual Base Salary	Fixed cash compensation. Reviewed and adjusted periodically.

•  Attract and retain executives

•  Provide steady source of income sufficient to permit executives to focus effectively on their responsibilities

•  Help ensure that total cash compensation is competitive

Short-Term Incentive Plan	Annual cash bonus based on company, strategic and individual performance goals.	• Encourage executives to achieve annual company, strategic and individual performance goals • Align executives’ interests with the stockholders’ interests

Equity Incentive Compensation

Time-Based Restricted Stock	Awards vest in equal installments over three years, subject to continued service. Time-based restricted stock awards constitute 70% of the executive officers’ total equity incentive compensation.	• Promote long-term equity ownership by executives • Encourage the retention of executives • Align executives’ interests with the stockholders’ interests

Performance- Based Restricted Stock

Variable equity compensation based on company performance over a three-year performance period. Awards are paid in common stock. Performance-based restricted stock awards constitute 30% of the executive officers’ total equity incentive compensation.

• Encourage executives to achieve long-term company performance goals • Align executives’ interests with the stockholders’ interests • Attract and retain executives

Base Salary

Each executive officer’s compensation was initially established based on negotiations with the special committee of REIT I, composed entirely of independent directors, in connection with the execution of each officer’s employment agreement in September 2020. We believe that our executive officers’ base salary levels are commensurate with their positions and are expected to provide a steady source of income sufficient to permit these officers to focus their time and attention on their work duties and responsibilities. Base salaries of our named executive officers periodically will be reviewed by the compensation committee. The base salaries to be paid to our executive officers during 2021 are set forth in the table below:

Name and Principal Position	Base Salary
Alan F. Feldman Chief Executive Officer and President	$700,000
Thomas C. Elliott Executive Vice President, Chief Financial Officer and Treasurer	$500,000
Shelle R. Weisbaum Senior Vice President and Chief Legal Officer	$300,000
Marshall P. Hayes Senior Vice President and Chief Investment Offer	$300,000

Short-Term Incentive Plan

The short-term incentive plan is intended to compensate our executive officers for achieving annual company, strategic and individual performance goals. The compensation committee believes that the opportunity to earn an annual cash bonus encourages our executive officers to achieve company, strategic and individual performance goals, which fosters a performance-driven company culture that aligns the executives’ interests with the stockholders’ interests.

The short-term incentive plan allows our executive officers to earn a cash bonus based on various pre-defined and pre-weighted company, strategic and individual performance goals established by the compensation committee (at least 50% of which are objective, calculable company performance measurements). Strategic and individual performance goals are assessed subjectively.

The table below provides a summary of our short-term incentive plan, including the 2021 performance goals and their relative weighting:

Short-Term Incentive Plan

Performance Metrics	50% Corporate Performance Goals 20% Core FFO per Share 10% Same Store NOI Growth 10% Operating Margin 10% Net Debt to EBITDA 25% Strategic Performance Goals 25% Individual Performance Goals

Performance Bandwidths	Defined performance bandwidths based on percentage of base salary:
	Feldman / Elliott: Threshold - 62.5% Target - 125% Maximum -187.5%	Weisbaum: Threshold - 50% Target - 100% Maximum -150%	Hayes: Threshold - 56.25% Target - 112.5% Maximum - 168.75%

Results between threshold and target or between target and maximum will be based on linear interpolation. Performance below threshold earns 0%, and performance above the maximum is capped at the maximum level (no additional amounts are paid for exceeding the maximum performance goal). The total cash bonus earned by an executive officer is the sum of the weighted annual incentive amounts earned with respect to each goal.

The cash bonuses paid to our 2021 “named executive officers” under the short-term incentive plan will be reflected in the “Summary Compensation Table” and “2021 Grants of Plan-Based Awards” table in our proxy statement for the 2022 annual meeting of stockholders.

Equity Incentive Compensation

The goals of our equity incentive compensation program are to incentivize and reward increases in long-term stockholder value and to align the interests of our executive officers with the interests of our stockholders. Because vesting is based on continued employment or the achievement of company performance goals, our equity-based incentives also encourage the retention of our executive officers through the multi-year vesting or performance periods in the awards. For 2021, the compensation committee determined that annual equity awards should consist of approximately 70% in time-based awards (subject to multi-year vesting) and 30% in performance-based awards (with a multi-year measurement period).

Time-Based Restricted Stock

The following table sets forth the number of shares of time-based restricted stock granted to our executive officers in February 2021 for 2021 compensation. The time-based awards vest over three years in equal installments on the first, second and third anniversaries of the grant date, subject to continued service.

Executive	Date of Grant	Number of Shares
Alan F. Feldman	February 17, 2021	140,693
Thomas C. Elliott	February 17, 2021	79,019
Shelle R. Weisbaum	February 17, 2021	26,982
Marshall P. Hayes	February 17, 2021	39,509

The 2021 grants of time-based restricted stock will be reflected in the “Summary Compensation Table” and “2021 Grants of Plan-Based Awards” table in our proxy statement for the 2022 annual meeting of stockholders.

Performance-Based Restricted Stock

The compensation committee grants performance-based restricted stock to our executive officers as an additional long-term incentive award designed to align the executive officers’ interests more closely with those of the stockholders. The ultimate value of the performance-based restricted stock depends on our Same Store Relative NOI Growth (measured against a select group of peer companies) (50% weighting) and our ratio of Net Debt to Average EBITDA (50% weighting) over a three-year measuring period.

The following table sets forth the target number of shares of performance-based restricted stock granted to our executive officers in February 2021 for 2021 compensation.

Executive	Date of Grant	Target Number of Shares
Alan F. Feldman	February 17, 2021	60,297
Thomas C. Elliott	February 17, 2021	33,865
Shelle R. Weisbaum	February 17, 2021	11,564
Marshall P. Hayes	February 17, 2021	16,932

A recipient of performance-based restricted stock may receive as few as zero shares or as many as 125% of the target number of shares. For example, at the end of the measurement period, a recipient of 10,000 shares of performance-based restricted stock may receive no value (no shares of common stock and no dividends) or receive as many as 12,500 shares of common stock, plus cash dividends on earned shares. After the actual amount of the performance-based award is determined (or earned) on the determination date, the earned shares will be fully vested and generally transferable. Dividends will be deemed to have accrued on all of the earned shares during the measurement period until the determination date. Such accrued dividends on earned shares will be paid to the awardee on the determination date. Thereafter, the awardee is entitled to receive dividends as declared and paid on the earned shares. The awardee will be entitled to vote the shares from the grant date.

The 2021 grants of performance-based restricted stock will be reflected in the “Summary Compensation Table” and “2021 Grants of Plan-Based Awards” table in our proxy statement for the 2022 annual meeting of stockholders.

Employment Agreements

Alan F. Feldman

In connection with Mr. Feldman’s appointment as Chief Executive Officer and President of REIT I, on September 8, 2020, REIT I entered into an employment agreement with Mr. Feldman (the “Feldman Employment Agreement”). Upon the closing of the REIT I Merger, we assumed REIT I’s obligations under the Feldman Employment Agreement in its entirety.

The Feldman Employment Agreement has an initial term continuing until December 31, 2023 and will automatically renew for additional one-year periods thereafter, unless either we or Mr. Feldman provides advance written notice of our or his intent not to renew or unless sooner terminated in accordance with the terms thereof (the “Term”).

Pursuant to the terms of the Feldman Employment Agreement, Mr. Feldman is entitled to, among other things:

•	an annual base salary of $700,000, subject to annual review for increase (but not decrease) by our board of directors or a committee thereof;

•	the opportunity to earn an annual cash bonus (“Incentive Bonus”) at the discretion of our board of directors or a committee thereof based upon specified corporate and individual performance;

•	equity awards as follows:

•	an initial equity grant with a fair market value of $2,750,000 that was awarded in the form of restricted stock of REIT I;

•	with respect to each calendar year during the Term beginning after calendar year 2020, Mr. Feldman shall be eligible to receive an annual long-term equity incentive award;

•	payments and benefits upon termination of employment as follows:

•

Death or “Disability” (as defined in the Feldman Employment Agreement): (i) base salary earned, but not paid as of the termination date, reimbursement for unpaid expenses to which Mr. Feldman is entitled to reimbursement, and any accrued vacation time or other vested compensation or benefits to which Mr. Feldman is entitled under any benefits plans (collectively, the “Accrued Amounts”); (ii) any Incentive Bonus earned by Mr. Feldman for the prior calendar year, but not yet paid; and (iii) the Incentive Bonus for the calendar year in which the termination occurs, pro-rated for the amount of time Mr. Feldman was employed during such calendar year, assuming target performance;

•

Termination without “Cause” or with “Good Reason” (as such terms are defined in the Feldman Employment Agreement) or termination by the company upon expiration of the Term of the Feldman Employment Agreement: (i) the Accrued Amounts; (ii) any Incentive Bonus earned by Mr. Feldman for the prior calendar year, but not yet paid; (iii) the Incentive Bonus for the calendar year in which the termination occurs, pro-rated for the amount of time Mr. Feldman was employed during such calendar year, assuming target performance; (iv) any unvested time-based equity incentive awards shall immediately vest; (v) a pro-rated portion of any performance-based equity incentive awards shall remain outstanding and eligible to vest based on actual performance through the last day of the performance period, based on the number of days during the performance period that Mr. Feldman was employed; (vi) a lump sum payment equal to 1.5 times (or 2.0 times for termination with “Good Reason”) the sum of (A) the base salary then in effect plus (B) the average of the Incentive Bonus paid to Mr. Feldman for the prior three calendar years preceding the year in which such termination occurs (or, (1) if Mr. Feldman was eligible to earn a bonus for only two fiscal years completed prior to the date of termination, the amount of such average Incentive Bonus deemed to have been earned, if any, for the prior two fiscal years, (2) if Mr. Feldman was eligible to earn a bonus for only one fiscal year completed prior to the date of termination, the amount of such bonus, if any, deemed to have been earned for such fiscal year, or (3) if Mr. Feldman has not been employed long enough to be eligible to earn an Incentive Bonus, then the amount of Mr. Feldman’s target annual bonus for the fiscal year in which the date of termination occurs); and (vii) continued health coverage under our health plan for a period of 18 months following the date of termination;

•

Termination for “Cause” or without “Good Reason” (as such terms are defined in the Feldman Employment Agreement) or by Mr. Feldman upon the expiration of the Term of the Feldman Employment Agreement: the Accrued Amounts;

•

Within 12 months following the consummation of a “Change in Control,” termination without “Cause” or with “Good Reason” (as such terms are defined in the Feldman Employment Agreement) or termination by the company upon expiration of the Term of the Feldman Employment Agreement: all of the benefits and payments described in the bullet “Termination by the company without “Cause” or termination by Mr. Feldman with “Good Reason” (as such terms are defined in the Feldman Employment Agreement) or termination by the company upon expiration of the Term of the Feldman Employment Agreement” above, except that the lump sum payment set forth in clause (vi) shall be equal to 3.0 times the sum of (A) the base salary then in effect plus (B) the average of the Incentive Bonus paid to Mr. Feldman for the prior three calendar years preceding the year in which such termination occurs.

The Feldman Employment Agreement also provides that Mr. Feldman will be subject to customary non-compete, non-solicitation and other restrictive covenants.

Other Executive Officers

On September 8, 2020, REIT I also entered into employment agreements with each of Mr. Elliott in connection with his appointment as REIT I’s Executive Vice President, Chief Financial Officer and Treasurer (the “Elliott Employment Agreement”) and Ms. Weisbaum in connection with her appointment as REIT I’s Senior Vice President and Chief Legal Officer (the “Weisbaum Employment Agreement”). In connection with the REIT I Merger, we assumed REIT I’s obligations under the Elliott Employment Agreement and Weisbaum Employment Agreement in their entirety.

Each of such employment agreements is substantially similar to the material terms of the Feldman Employment Agreement except as noted below:

•	Mr. Elliott is entitled to an annual base salary of $500,000, subject to annual review for increase (but not decrease) by the board of directors or a committee thereof;

•	Mr. Elliott received an initial equity grant with a fair market value of $1,550,000 that was awarded in the form of restricted stock of REIT I;

•

upon Mr. Elliott’s termination without “Cause” or with “Good Reason” (as such terms are defined in the Elliott Employment Agreement) or termination by the company upon expiration of the term of the Elliott Employment Agreement, Mr. Elliott shall be entitled to all of the benefits and payments described in the Feldman Employment Agreement; and

•

upon Mr. Elliott’s termination without “Cause” or with “Good Reason” (as such terms are defined in the Elliott Employment Agreement) or termination by the company upon expiration of the term of the Elliott Employment Agreement, each event within 12 months following the consummation of a “Change in Control” (as defined in the Elliott Employment Agreement), Mr. Elliott shall be entitled to all of the benefits and payments described in the Feldman Employment Agreement.

•	Ms. Weisbaum is entitled to an annual base salary of $300,000, subject to annual review for increase (but not decrease) by the board of directors or a committee thereof;

•	Ms. Weisbaum received an initial equity grant with a fair market value of $500,000 that was awarded in the form of restricted stock of REIT I;

•

upon Ms. Weisbaum’s termination without “Cause” or with “Good Reason” (as such terms are defined in the Weisbaum Employment Agreement) or termination by the company upon expiration of the term of the Weisbaum Employment Agreement, Ms. Weisbaum shall be entitled to all of the benefits and payments described in the Feldman Employment Agreement above, except that the lump sum payment shall be equal to 1.0 times (or 1.5 times for termination with “Good Reason”) the sum of (A) the base salary then in effect plus (B) the average of the Incentive Bonus paid to Ms. Weisbaum for the prior three calendar years preceding the year in which such termination occurs; and

•

upon Ms. Weisbaum’s termination without “Cause” or with “Good Reason” (as such terms are defined in the Weisbaum Employment Agreement) or termination by the company upon expiration of the term of the Weisbaum Employment Agreement, each event within 12 months following the consummation of a “Change in Control” (as defined in the Weisbaum Employment Agreement), Ms. Weisbaum shall be entitled to all of the benefits and payments described in the Feldman Employment Agreement above, except that the lump sum payment shall be equal to 2.0 times the sum of (A) the base salary then in effect plus (B) the average of the Incentive Bonus paid to Ms. Weisbaum for the prior three calendar years preceding the year in which such termination occurs.

Potential Payments upon Termination or Change in Control

As of December 31, 2020, we were not responsible for any amounts payable or any additional vesting of outstanding equity awards for any termination of service by any of our executive officers, and no amounts would have been payable by us to any of the executive officers upon a change in control as of such date. See “Employment Agreements” above for information regarding our severance arrangements with our executive officers.

Employee Benefits

Effective upon the closing of the REIT I Merger on January 28, 2021, our full-time employees, including our executive officers, became eligible to participate in health and welfare benefit plans, which provide medical, dental, prescription, life insurance, disability insurance and related benefits.

Pension Benefits and Nonqualified Deferred Compensation

We did not provide our executive officers with any benefits pursuant to defined benefit plans or nonqualified deferred compensation plans during 2020.

Additional Compensation Components

In the future, as we further formulate and implement our compensation program, we may provide different and/or additional compensation components, benefits and/or perquisites to our executive officers, to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure when needed to properly attract, motivate and retain the top executive talent for which we compete.

2020 Long-Term Incentive Plan

See “Proposal 3 ‘2020 Long-Term Incentive Plan’” for information regarding our incentive plan.

STOCK OWNERSHIP

The following table sets forth the beneficial ownership of our common stock as of April 22, 2021 for each person or group that holds more than 5% of our common stock, for each director and executive officer and for our directors and executive officers as a group. To our knowledge, each person listed below that beneficially owns our shares has sole voting and dispositive power with regard to such shares and has not pledged any of the shares as security.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of All Shares(2)
Alan F. Feldman, Chief Executive Officer, President and Director	476,618	(3)	0.30%
Robert C. Lieber, Director	0		—
Andrew Ceitlin, Independent Director	7,158	(4)
Gary Lichtenstein, Independent Director	10,516	(4)(5)	*
Lee F. Shlifer, Independent Director	7,158	(4)	*
Thomas J. Ikeler, Independent Director	7,158	(4)	*
Thomas C. Elliott, Chief Financial Officer, Executive Vice President and Treasurer	251,452	(6)	0.16%
Marshall Hayes Chief Investment Officer and Senior Vice President	113,993	(7)	*
Shelle Weisbaum, Chief Legal Officer, Senior Vice President and Secretary	86,923	(8)	*
All directors and officers as a group	960,976		*

*	Less than 0.1%
(1)	The address for each beneficial owner is 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103.
(2)	Based on [•] shares of common stock outstanding as of April 22, 2021.
(3)	385,294 shares remain subject to vesting. Also includes 12,098 shares held by A & M Feldman Foundation, Inc., of which Mr. Feldman is a director and founding member.
(4)	7,158 shares remain subject to vesting.
(5)	3,358 shares are held by his spouse.
(6)	216,765 shares remain subject to vesting.
(7)	98,328 shares remain subject to vesting.
(8)	72,055 shares remain subject to vesting.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all six members of our board of directors. Those persons elected will serve as directors until the 2022 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

• Alan F. Feldman	• Gary Lichtenstein
• Robert C. Lieber	• Lee F. Shlifer
• Andrew Ceitlin	• Thomas J. Ikeler

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 22 through 24.

Vote Required

Under our charter, a majority of the shares entitled to vote and present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares entitled to vote and present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED FOR REELECTION AS DIRECTORS.

PROPOSAL 2. AMENDMENT AND RESTATEMENT OF OUR CHARTER

Our board of directors recommends that you approve each of the proposed amendments to our charter, all of which are encompassed in the proposed Second Articles of Amendment and Restatement (the “Second Articles”), a copy of which is attached hereto as Exhibit A. The Second Articles effect numerous amendments to our charter, which are described more fully below. References herein to the “Company,” “we,” “our,” or “us” are to Resource REIT, Inc.

Summary Reasons for Proposed Charter Amendments

Our board of directors believes that it would be in the best interest of the Company to amend our charter for the following reasons:

•

Upon our acquisition of REIT I and its subsidiaries on January 28, 2021, we became a self-managed REIT and the amended charter removes provisions regarding our relationship with our external advisor and its affiliates, which provisions became irrelevant when we became self-managed.

•

We were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale because shares of our common stock are not listed on a national securities exchange. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the “NASAA REIT Guidelines.” As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs. As we ceased raising capital in a primary public offering in February 2016 and do not intend to raise capital publicly as an unlisted company in the future, other than through our distribution reinvestment plan, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines.

We may seek to provide liquidity to our stockholders through an eventual listing of our shares on a national securities exchange. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. However, none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list regardless of whether the proposed charter amendments are approved.

•	Certain protections in our charter relating to third-party tender offers should not be needed when our shares are traded on a national securities exchange.

•	Identifying an exclusive forum for certain litigation will eliminate the burden and expense associated with the defense of multi-forum litigation.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Principal Changes

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the four proposals to amend our charter. These summary descriptions are qualified in their entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.

If approved by our stockholders at the annual meeting, the amendments reflected in the Second Articles will be effected by our filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the proposed amendments. If any of the four proposals to amend our charter are not approved by our stockholders, we will omit the proposed changes from the Second Articles prior to filing with the SDAT, and such changes will not become part of our revised charter.

Proposal 2.A — Amendments to Eliminate NASAA REIT Guideline Provisions

As discussed above, our board of directors believes that it would be in our best interest to amend our charter to eliminate the limitations of the NASAA REIT Guidelines imposed by state securities administrators in connection with our initial public offering for the following reasons:

•

Upon our acquisition of REIT I and its subsidiaries on January 28, 2021, we became a self-managed REIT and the amended charter removes provisions regarding our relationship with our external advisor and its affiliates, which provisions became irrelevant when we became self-managed.

•

We do not intend to raise capital publicly as an unlisted company in the future, other than possibly through our distribution reinvestment plan, and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual listing of our shares on a national securities exchange. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. However, none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list regardless of whether the proposed charter amendments are approved.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Provisions Regarding the Advisor and its Affiliates

Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and the Advisor (as defined in our current charter) and its affiliates. Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise the Advisor, and limit the amount of fees we may pay and expenses we can reimburse to the Advisor. The Second Articles remove these provisions because they became inapplicable at the time we became self-managed and are inconsistent with charters of listed REITs.

In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, the Advisor and its affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our board of directors and Conflicts Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with the Advisor and its affiliates. Our Second Articles remove these limitations because they became inapplicable at the time we became self-managed and are inconsistent with charters of listed REITs.

Lastly, our current charter provides that it is not a proper purpose of the Company to make any significant investment unless it has been recommended by the Advisor. This provision has the effect of enabling our officers and directors to pursue opportunities that might have been suitable for the Company if they were not recommended to the Company by the Advisor. Our Second Articles remove this provision because it became inapplicable at the time we became self-managed and is inconsistent with charters of listed REITs. Additionally, Maryland law contains restrictions on our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors and the transaction is fair and reasonable to us.

Our board of directors does not believe that the removal of these limitations related to the Advisor and its affiliates will have an adverse effect on us because of the protections otherwise afforded by Maryland law. This change will enable us to have a charter appropriate for a listed and self-managed company.

This change does, however, also pose a risk, as the proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with the Advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the Advisor. We believe that this risk is small because we have no intentions of effecting transactions that are currently prohibited by our charter with directors unaffiliated with the Advisor and any such transactions would be disclosed in our public filings.

Provisions Regarding our Conflicts Committee

Our current charter creates a Conflicts Committee comprised of all of our independent directors for the period in which we are advised by the Advisor to address the conflicts of interest created by having an external advisor and to satisfy certain requirements of the NASAA REIT Guidelines. The Second Articles remove this Conflicts Committee requirement because it became inapplicable by its terms when we became self-managed and is inconsistent with charters of listed REITs. However, our Code of Business Conduct and Ethics requires a majority of disinterested directors to approve any conflicts of interest.

Provisions Regarding Directors

As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; and the requirement that our directors are fiduciaries to the Company and our stockholders. In addition, we are removing the requirement that the Conflicts Committee nominate replacements for vacancies among the independent director positions.

The Second Articles will continue to require that a majority of our board of directors be composed of independent directors until we list our common stock on a national securities exchange; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE. The Company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the current composition of our board of directors.

Under the Second Articles, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.

Finally, if the Second Articles are approved, our charter will no longer provide that directors are fiduciaries of the Company and our stockholders, as required by the NASAA REIT Guidelines. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interest and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.

Provisions Regarding Investment Limitations

Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities), as required by the NASAA REIT Guidelines. Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Provisions Regarding Limitations on Indebtedness

Article IX of our current charter also limits our ability to incur indebtedness, as required by the NASAA REIT Guidelines. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our net assets unless the Conflicts Committee approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this limit, if the Second Articles are approved, this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Provisions Regarding the Issuance of Certain Securities

Article IX of our current charter also limits our ability to issue certain securities, as required by the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. In addition, Article IX of our charter restricts the voting rights that our board of directors may authorize with respect to shares of preferred stock sold in a private offering. If the Second Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above and without the limitations described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.

Provisions Regarding Distributions

As required by the NASAA REIT Guidelines, Section 5.11 of our current charter describes the manner in which distributions to stockholders are to be determined, limits our board of directors’ ability to authorize distributions-in-kind, and provides that our board of directors shall endeavor to declare and pay distributions as shall be necessary for the company to qualify as a REIT. The Second Articles remove this provision and instead relies only on Maryland law to govern our ability to pay distributions. We believe that this change will be of no effect. The description of the manner in which distributions are to be determined is not a substantive provision as it merely mirrors the provisions of Maryland corporation law with respect to the board’s power to declare dividends. Furthermore, when read together with Section 7.7 of our current charter, it is clear that the Section 5.11 directive with respect to maintaining REIT status is of no effect as Section 7.7 permits the board of directors to determine that it is no longer in our best interest to qualify as a REIT.

Provisions Regarding Roll-ups

As required by the NASAA REIT Guidelines, Section 9.14 of our current charter also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us. If the Second Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction, such as a merger, that our board of directors and our stockholders may believe to be in our best interest.

Provisions Regarding Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors, the Advisor and their affiliates, but contains the following limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interest;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and

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the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, our charter currently provides that we may not indemnify any officer or director, the Advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

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a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered and sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, our charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by an officer or director, the Advisor or any of their affiliates in advance of final disposition of a proceeding only if all of the following conditions are satisfied:

•	the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf;

•	the person seeking indemnification provides us with written affirmation of his or her belief that he or she has met the standard of conduct necessary for indemnification;

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the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and

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the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to have complied with the requisite standard of conduct.

In order to conform our charter more closely to those of listed REITs, and to retain and recruit the most qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our present and former officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or

•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights. Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

Provisions Regarding Stockholder Voting and Access to Records

The Second Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the Company, and receive reports from the Company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records. If the Second Articles are approved, we intend to amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter. It will thus be more difficult under the Second Articles for our stockholders to call a special meeting. We believe this higher threshold increases the likelihood that a potential buyer of the Company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, this higher threshold reduces the risk that the Company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the Company’s stockholders. Although we believe the changes are in the best interest of the Company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the Conflicts Committee that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Second Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under

Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper purpose. Our board of directors believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the Company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the Company’s board of directors. Therefore, the Second Articles merely conform our charter to the requirements of Maryland law in this respect.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Second Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Conforming Changes and Other Ministerial Modifications

The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if Proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

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Deletion of language in Article II that permitted our officers and directors to pursue opportunities that might otherwise have been suitable for the Company if the Advisor had not recommended the opportunity to us.

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Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles and the revision of Advisor to refer to Resource Real Estate Opportunity Advisor II, LLC and of the definition of Independent Director to be based on NYSE rules and regulations.

•	Deletion of language in Section 5.1 that required approval by a majority of the members of the Conflicts Committee of any issuance of preferred stock.

•	Deletion of Section 5.9 and deletion of language in Section 6.2.9 of our current charter regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.10 regarding the board of director’s ability to establish a dividend reinvestment plan.

•	Deletion of Section 5.11 regarding limitations on the board of directors’ ability to authorize distributions.

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Revisions to Section 7.1 to provide that the board of directors shall never be less than the minimum required under Maryland law and to require that until a listing occurs, a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions Section 7.1 to eliminate the requirement that only the Conflicts Committee may nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 7.2 regarding the term of directors.

•	Deletion of Section 7.3 regarding the required experience of directors.

•	Deletion of Section 7.4 regarding the board of directors’ ability to establish committees.

•	Deletion of Section 7.5 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Advisor.

•	Deletion of Section 7.6 regarding the ratification of the charter by the board of directors and the Conflicts Committee.

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Deletion of language in Section 7.8 of our current charter regarding determinations by the board of directors related to ambiguities with respect to the application of any provision in the charter and whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) of our current charter because of the presence of other underwriting criteria.

•	Deletion of Section 7.9 regarding the determination of independent director compensation by the Conflicts Committee.

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Deletion of Article VIII in its entirety regarding the Company’s relationship with the Advisor, including the following: appointment and initial investment of the Advisor; supervision of the Advisor by the board of directors; fiduciary obligations of the Advisor to the Company and stockholders; termination of the advisory agreement; disposition fee on sale of property; incentive fees; acquisition fees; and reimbursement for total operating expenses.

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Deletion of Article IX in its entirety regarding the Company’s investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the Company; limitations on transactions with affiliates; limitations on the issuance of options and warrants; limitations on the repurchase or capital stock; limitations on loans; limitations on leverage; limitations on investments in equity securities, commodity contracts, mortgage loans, unimproved real property; limitations on the issuance of certain securities; and limitations on roll-up transactions.

•	Deletion of Article X in its entirety regarding the establishment and responsibilities of the Conflicts Committee.

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Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be case on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.3 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.

•	Deletion of Section 11.4 regarding voting limitations on shares held by the Advisor, directors and affiliates.

•	Deletion of Section 11.5 regarding a stockholder’s right to inspect the books and records of the Company.

•	Deletion of Section 11.6 regarding a stockholder’s ability to access the stockholder list.

•	Deletion of Section 11.7 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 11.9 regarding the liability of stockholders.

•	Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify the Advisor or advance defenses expenses to the Advisor.

Proposal 2.B — Amendment to Specify the Inapplicability of the “Mini-Tender”

Charter Provision After a Listing

Our current charter provides that any person that makes a tender offer, including a “mini-tender” offer, must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including disclosure and notice requirements, in conducting such a tender offer. This provision also provides that we have the right to redeem the shares of any person that fails to comply with these requirements, including any shares acquired pursuant to the tender offer. The primary purpose of this provision is to ensure that the Company has notice of a planned tender offer so that the board of directors can evaluate the offer and publish a recommendation with respect to the offer before our stockholders make a decision with respect to the tender offer. Due to the lack of liquidity of non-traded REIT shares, some parties have made tender offers at exploitive prices. Our current charter provision is designed to give our board of directors time to advise our stockholders about the merits of an offer. However, if our shares are traded on an exchange, there will be much less risk that a bidder could acquire shares at an exploitive price because stockholders will be able to sell their shares at then-current market prices. Therefore, the Second Articles stipulate that the provision with respect to tender offers will not be applicable with respect to any shares that are listed on a national securities exchange. This proposed charter amendment is not required for a listing of our shares on a national securities exchange, and we may choose to list regardless of whether the proposed charter amendment is approved.

Summary of Specific Change

•	Addition of language to Section 7.8 of the Second Articles to specify that the provision will be of no force and effect with respect to shares that are listed on a national securities exchange.

Proposal 2.C — Amendment to Designate Exclusive Forum for Certain Litigation

In recent years, corporations increasingly have been exposed to multi-forum stockholder litigation. Stockholder class actions or derivative actions have been commenced in both the state courts in a corporation’s state of incorporation and in the state courts in the state where the corporation’s headquarters are located. Sometimes, additional actions have been commenced in federal court. Multi-forum stockholder litigation is more burdensome and expensive to defend than traditional, single-forum stockholder litigation. A risk of inconsistent rulings arises when multiple forums become involved. The existence of litigation in multiple forums also complicates settlement negotiations and can make settlements more expensive.

Section 9.2 of the Second Articles provides that, unless the Company consents in writing to an alternative forum, the Circuit Court for Baltimore City, Maryland shall be the exclusive forum for civil actions involving the Company’s internal affairs. The board of directors believes that this provision will eliminate the increased expense and burden associated with potential multi-forum litigation that may be brought against the Company in the future. Additionally, this provision helps to ensure that questions of Maryland corporate law, the law under which the Company is incorporated, would be decided by Maryland judges. Although the board of directors believes that the designation of the Circuit Court for Baltimore City as the exclusive forum serves the best interests of the Company and our stockholders as a whole, the board of directors also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the board of directors determines that the Company’s interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the Circuit Court for Baltimore City, Section 9.2 permits the Company to consent to the selection of such alternative forum. Section 9.2 will only regulate the forum where our stockholders may file claims relating to civil actions involving the Company’s internal affairs. Section 9.2 will not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended, or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction. Section 9.2 does not restrict the ability of our stockholders to bring such claims, nor the remedies available if such claims are ultimately successful.

Summary of Specific Change

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Addition of Section 9.2 of the Second Articles to specify that, unless the Company consents in writing to an alternative forum, the exclusive forum for civil actions involving the Company’s internal affairs shall be the Circuit Court for Baltimore City, Maryland.

Proposal 2.D —

Other Clarifying and Ministerial Modifications

The Second Articles reflect a number of other clarifying and ministerial modifications that we believe are immaterial to stockholders but simplify, clarify and improve the charter.

Summary of Specific Changes

•	Add references in Article IV to “Non-Compliant Tender Offer” and “Tendered Shares” which terms are currently defined Section 11.10 of the current charter.

•	Change the word “Company” to “Corporation” in Section 5.12 of the current charter, to conform to the other language in the charter. We do not believe this change will have any meaningful impact.

Vote Required

Approval of the proposed charter amendments requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on each of the four proposals to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted “FOR” the approval of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” EACH OF THE PROPOSED CHARTER AMENDMENTS.

PROPOSAL 3. 2020 LONG-TERM INCENTIVE PLAN

Overview

Our board of directors recommends that the stockholders approve the Resource REIT, Inc. 2020 Long-Term Incentive Plan (the “Incentive Plan”). The following is a summary of certain terms and conditions of the Incentive Plan. This summary is qualified in its entirety by reference to the Incentive Plan, which is attached as Exhibit C to this proxy statement. You are encouraged to read the entirety of the Incentive Plan.

Summary of the Incentive Plan

The purpose of the Incentive Plan is to advance the interests of Resource REIT, Inc. (“Resource REIT”) and its stockholders by providing an incentive to attract, retain and reward persons for performing services and by motivating such persons to contribute to the growth and profitability of Resource REIT and its subsidiaries.

Approval of the Incentive Plan by our stockholders is required, among other things, in order to allow the grant of incentive stock options to employees under the Incentive Plan.

The Incentive Plan was approved by the board of directors (“Board”) on September 8, 2020 in connection with our entry into the merger agreement with REIT I and became effective as of January 28, 2021 upon our acquisition of REIT I. Approval of the Incentive Plan by the stockholders will allow Resource REIT to grant restricted stock unit awards, stock options, stock appreciation rights or “SARs”, restricted stock purchase rights, restricted stock bonuses, performance shares, performance units, cash-based awards and other stock-based awards at levels determined appropriate by Resource REIT’s board of directors or the compensation committee. The Incentive Plan will allow Resource REIT to utilize the foregoing types of equity and cash incentives in order to attract, retain and motivate employees, officers, directors, and consultants.

Resource REIT’s employee equity compensation program, as implemented under the Incentive Plan, will allow Resource REIT to remain competitive with comparable companies in its industry by giving it resources to attract and retain talented individuals. Approval of the Incentive Plan will provide Resource REIT with flexibility to use equity compensation and other incentive awards to attract, retain and motivate talented employees, officers, directors, and consultants.

Best Practices Integrated into Resource REIT’s Equity Compensation Program and the Incentive Plan

The Incentive Plan includes provisions that are designed to protect the interests of the stockholders of Resource REIT and to reflect corporate governance best practices including:

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Awards granted under the Incentive Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with any “clawback” or similar provisions required by applicable law, stock exchange listing standards, or policies adopted by Resource REIT, or as specified in a particular award agreement.

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No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Incentive Plan must have an exercise price not less than the fair market value of a share of Resource REIT common stock on the effective date that the stock option or stock appreciation right is granted.

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Certain material amendments to the Incentive Plan require stockholder approval. The Incentive Plan requires stockholder approval of the following material revisions to the Incentive Plan: (a) an increase in the maximum aggregate number of shares of Resource REIT common stock that may be issued under the Incentive Plan (except by operation of the provisions of the Incentive Plan relating to changes in Resource REIT’s capital structure), (b) a change in the class of persons eligible to receive incentive stock options, or (c) any other amendment that requires the approval of Resource REIT’s stockholders under any applicable law, regulation, or rule, including any applicable stock exchange listing standards.

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Limit on non-employee director awards and other awards. Under the Incentive Plan, the aggregate grant date fair value (computed as of the date of grant in accordance with GAAP) of all awards granted to any non-employee director during any fiscal year, taken together with any cash compensation paid to such non-employee director during such fiscal year, shall not exceed $250,000.

Information Regarding the Resource REIT’s Equity Incentive Program

It is critical to Resource REIT’s long-term success that the interests of its employees, directors, officers, and consultants are tied to its success as “owners” of the business. Approval of the Incentive Plan will allow Resource REIT to grant restricted stock unit awards, stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, performance shares, performance units, cash-based awards and other stock-based awards at levels determined appropriate by Resource REIT’s board of directors or the compensation committee in order to attract new employees, directors, officers, and consultants, retain existing employees, directors, officers, and consultants, and to motivate such persons to exert maximum efforts for Resource REIT’s success. The Incentive Plan will allow Resource REIT to utilize these foregoing types of equity and cash incentive awards with flexibility to offer competitive equity compensation packages in order to retain and motivate the talent necessary for Resource REIT.

Resource REIT has reserved three million five hundred thousand (3,500,000) shares available for grant under the Incentive Plan as of January 28, 2021, and such shares shall consist of authorized but unissued or reacquired shares of common stock or any combination thereof. This pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants under the Incentive Plan. There is no established market for Resource REIT’s common stock. As of April 22, 2021, the record date for the annual meeting, the most recent estimated value per share of Resource REIT’s common stock, as approved by its board of director on March 24, 2021, was $9.06 and was based on the estimated value of the assets and liabilities of Resource REIT as of January 28, 2021. For a full description of the methodologies used to calculate Resource REIT’s estimated value per share as of January 28, 2021, see Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Market Information” in Resource REIT’s Annual Report on Form 10-K for the year ended December 31, 2020.

Description of the Incentive Plan

The material features of the Incentive Plan are described below. The following description of the Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Incentive Plan. Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

Purpose

The purpose of the Incentive Plan is to advance the interests of Resource REIT and its stockholders by providing an incentive to attract, retain and reward persons for performing services and by motivating such persons to contribute to the growth and profitability of Resource REIT and its subsidiaries.

Types of Awards

The terms of the Incentive Plan provide for the grant of restricted stock unit awards, incentive stock options (within the meaning of Section 422 of the Code), nonstatutory stock options, SARs, restricted stock awards, restricted stock units awards, performance units, performance shares, cash-based awards, and other stock-based awards.

Options. The Committee (as defined below) will be authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for ISOs, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Incentive Plan will be subject to terms, including the exercise price and the conditions and timing of exercise, determined by the Committee and specified in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the Committee). The maximum aggregate number of shares of common stock that may be issued through the exercise of ISOs granted under the Incentive Plan is three million five hundred thousand (3,500,000) shares of common stock. In general, the exercise price per share of common stock for each option granted under the Incentive Plan will not be less than the fair market value (or 110% of the fair market value, in the case of ISOs granted to a more than 10% stockholder) of the share at the time of grant. The maximum term of an option granted under the Incentive Plan will be ten years from the date of grant (or five years in the case of ISOs granted to a more than 10% stockholder). However, if the option would expire at a time when the exercise of the option by means of a cashless exercise or net exercise method (to the extent that method is otherwise then permitted by the Committee for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or any securities trading policy adopted by us, the expiration date applicable to the option will be automatically extended to a date that is 30 calendar days following the date the cashless exercise or net exercise would no longer violate applicable securities laws or applicable securities trading policy (so long as the extension does not violate Section 409A of the Code), but not later than the expiration of the option’s term. Payment in respect of the exercise of an option may be made in cash or by check, or the Committee may, in its discretion and to the extent permitted by law, allow the payment to be made through a broker-assisted cashless exercise mechanism, a stock tender exercise, a net exercise method, or by any other method that the Committee determines to be appropriate.

Stock Appreciation Rights. The Committee will be authorized to award SARs under the Incentive Plan. SARs will be subject to the terms and conditions established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of common stock or any combination of cash and shares of common stock, the appreciation, if any, in the value of a common share over a certain period of time. An option granted under the Incentive Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option will be subject to terms similar to the option corresponding to the SARs. In general, the exercise price per share of common stock for each SAR granted under the Incentive Plan will not be less than the fair market value of the share at the time of grant. The maximum term of a SAR granted under the Incentive Plan will be ten years from the date of grant. SARs will be subject to terms established by the Committee and reflected in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the Committee).

Restricted Stock. The Committee will be authorized to award restricted stock under the Incentive Plan, in the form of either a restricted stock bonus or a restricted stock purchase right. Each award of restricted stock will be subject to the terms and conditions established by the Committee, including any dividend or voting rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Restricted stock awards are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period (other than upon death or disability or in connection with a Change in Control, if so provided by the Committee), then any unvested restricted stock is forfeited. Dividends, if any, that may have been withheld by the Committee will be distributed to the participant in cash or, at the sole discretion of the Committee, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Restricted Stock Unit Awards. The Committee will be authorized to award restricted stock unit awards under the Incentive Plan. The Committee will determine the terms of the restricted stock units, including any dividend rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Other than upon death or disability or in connection with a Change in Control, if so provided by the

Committee, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares of common stock on the date the units vest or at a later date selected by the Committee (subject to compliance with Section 409A of the Code). Dividends, if any, that may have been withheld by the Committee will be distributed to the participant in cash or, at the sole discretion of the Committee, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Cash-Based and Other Stock-Based Awards. The Committee will be authorized to grant cash-based awards or other stock-based awards not otherwise described above.

Shares Available for Awards

Subject to adjustment for specified changes in Resource REIT’s capitalization as set forth in the Incentive Plan, the maximum aggregate number of shares of common stock that may be issued under the Incentive Plan is three million five hundred thousand (3,500,000). Subject to compliance with the requirements of Section 409A of the Code and any other applicable provisions of the Code and regulations thereunder, and with other applicable law or requirements (including applicable stock exchange requirements), Resource REIT’s board of directors or the compensation committee may authorize the issuance or assumption of benefits under the Incentive Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate. In addition, subject to compliance with applicable laws, and stock exchange listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Incentive Plan to individuals who were not employees or directors of Resource REIT or a parent or subsidiary of Resource REIT prior to the transaction and will not reduce the number of shares otherwise available for issuance under the Incentive Plan.

Shares issued under the Incentive Plan will consist of authorized but unissued or reacquired shares of common stock. No fractional shares of common stock will be delivered under the Incentive Plan.

The following shares of common stock will become available again for issuance under the Incentive Plan: (i) any shares subject to a stock award that are not issued because such stock award expired or was canceled or terminated without all of the shares covered by such stock award having been exercised or settled in full; (ii) any shares subject to any portion of a stock award that is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased for an amount not greater than the award’s purchase price by Resource REIT; and (iv) any shares reacquired by Resource REIT or withheld in satisfaction of tax withholding obligations on a stock award.

Non-Employee Director Compensation Limit

Under the Incentive Plan, the aggregate grant date fair value (computed as of the date of grant in accordance with GAAP) of all awards granted to any non-employee director during any fiscal year, taken together with any cash compensation paid to such non-employee director during such fiscal year, shall not exceed $250,000.

Administration

The Incentive Plan will be concurrently administered by the Board or the Board’s compensation committee. The Board and the Board’s compensation committee may each be considered to be the “Committee” for purposes of this Incentive Plan Proposal. Subject to the terms of the Incentive Plan, the Committee has full and final power and authority to make all determinations and take all actions with respect to the Incentive Plan or any award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Incentive Plan or applicable law, including: determine the recipients of awards, the types of awards to be granted, the number of shares of common stock subject to or the cash value of awards, the terms and conditions of awards granted, and the criteria to be satisfied by participants as a condition to receipt of performance awards under the Incentive Plan, including the period of their exercisability and vesting. The Committee also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Incentive Plan. To the extent permitted by appliable law, the Committee may, in its discretion, delegate to a committee comprised of one or more officers the authority to exercise such other powers under the Incentive Plan that the Committee may determine.

Amendment and Termination

The Committee may at any time amend the Incentive Plan or any outstanding award and may at any time terminate or suspend the Incentive Plan as to future grants of awards, provided that the Committee may not, without the affected award recipient’s consent, alter the terms of the Plan so as to materially adversely affect a participant’s rights under an award without the consent of the Participant. Consistent with any applicable law, regulation or rule, including the rules of any stock exchange, the Incentive Plan requires stockholder approval of certain material revisions to the Incentive Plan, including: (a) an increase in the maximum aggregate number of shares of common stock that may be issued under the Incentive Plan (except by operation of the provisions of the Incentive Plan relating to changes in Resource REIT’s capital structure), (b) a change in the class of persons eligible to receive incentive stock options, or (c) or as otherwise required by applicable law, regulation, or rule. No awards may be made under the Incentive Plan following the ten year anniversary of the earlier of the date that the board of directors or the stockholders approve the Incentive Plan, but previously granted awards may continue in accordance with their terms beyond that date unless earlier terminated by the Committee.

Eligibility

All of Resource REIT’s (including its affiliates) employees, non-employee directors, officers, and consultants will be eligible to participate in the Incentive Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Incentive Plan only to Resource REIT’s employees (including officers) and employees of its parent and subsidiary corporations (as determined in accordance with Section 422 and Section 424 of the Code). As of the date of this proxy statement, approximately 45 employees and approximately four non-employee directors would be eligible to participate in the Incentive Plan, including all of our executive officers. In addition, certain consultants and other service providers may, in the future, become eligible to participate in the Incentive Plan, though, as of the date of this proxy statement, no grants to any consultants or other service providers are expected.

Terms and Conditions of Awards

All Awards

Generally, the Committee will determine the terms of all awards under the Plan, including the vesting and acceleration of vesting of awards, provisions for the withholding of taxes, and payment of amounts in lieu of cash dividends or other cash distributions with respect to Resource REIT’s common stock subject to awards.

Except with respect to five percent (5%) of the maximum aggregate number of shares that may be issued under the Incentive Plan, no award that vests based on a plan participant’s continued service will vest earlier than one year following the date of grant of such award; provided, however, that such limitations do not preclude the acceleration of vesting of such award upon the death or disability of a plan participant, or in connection with a Change in Control, as determined by the Committee in its discretion.

Awards Requiring Exercise

Incentive stock options and, except as provided in the award agreement, nonqualified stock options, may not be transferred other than by will or the laws of descent and distribution, and during an employee’s lifetime may be exercised only by the employee or the employee’s guardian or legal representative. Upon the cessation of a participant’s employment with Resource REIT, an award requiring exercise will cease to be exercisable and will terminate and all other unvested awards will be forfeited, except that:

•

All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with Resource REIT other than for Cause (as defined in the Incentive Plan) will, except as otherwise set forth in the option award agreement, remain exercisable for the lesser of (i) three months or (ii) the period ending on the latest date of expiration of the term of such stock option or SAR could have been exercised;

•

All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with Resource REIT due to death will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the participant’s termination or (ii) the period ending on the date of expiration of the term of such stock option or SAR (provided that a participant’s service will be deemed to have terminated due to death if the participant dies within three (3) months (or such other period provided by the participant’s award agreement) after the participant’s termination of service); and

•

All stock options and SARs held by a participant which were exercisable immediately prior to the participant’s termination of service with Resource REIT due to Disability (as defined in the Incentive Plan) will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the participant’s termination or (ii) the period ending on the date of expiration of the term of such stock option or SAR.

The exercise price (or base value from which appreciation is to be measured) of each award requiring exercise will be 100% of the fair market value of the common stock subject to such award, as determined on the effective date of the grant, or such higher amount as the Committee may determine; provided that incentive stock options granted to participants who own stock of Resource REIT possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Resource REIT or any parent corporation, subsidiary corporation or affiliate of Resource REIT (a “Ten Percent Holder”) must have an exercise price per share not less than 110% of the fair market value of a share of common stock on the effective date the incentive stock option is granted. Fair market value will be determined by the Committee consistent with the applicable requirements of Section 409A of the Code.

Awards requiring exercise will have a maximum term not to exceed ten years from the date of grant. Incentive stock options granted to a Ten Percent Holder will have a maximum term not to exceed five years from the date of grant.

Effect of a Change in Control

In the event of a “Change in Control” as described in the Incentive Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the Incentive Plan or substitute substantially equivalent awards. Any awards that are not assumed or continued in connection with a Change in Control or are not exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. The Incentive Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of common stock upon a Change in Control in exchange for a payment to the participant with respect to each vested share subject to the canceled award of an amount equal to the excess of the consideration to be paid per share of common stock of Resource REIT in the Change in Control transaction over the exercise price per share, if any, under the award.

The Incentive Plan defines a “Change in Control” to include, unless otherwise defined in an individual award agreement or other written agreement between Resource REIT and a plan participant, (a) a “person” (other than certain persons specified by the Incentive Plan) becoming the direct or indirect “beneficial owner” of more than 50% of the total fair market value or combined voting power of Resource REIT’s then outstanding securities entitled to vote in the election of directors; (b) stockholder approval of a plan of liquidation or dissolution of Resource REIT; or (c) the occurrence of any of the following events upon which the stockholders of Resource REIT immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the combined voting power of outstanding securities entitled to vote in the election of directors of Resource REIT, its successor or the entity to which the assets of Resource REIT were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of Resource REIT’s voting stock, (ii) a merger or consolidation to which Resource REIT is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of Resource REIT (other than a sale, exchange or transfer to one or more subsidiaries of Resource REIT).

However, in certain instances, the term “Change in Control” may be given a more limited meaning. If an amount treated as nonqualified deferred compensation within the meaning of Section 409A of the Code would become payable under the Plan upon, or on a date specified in relation to, a change in control event, that event must qualify as a change in the ownership or effective control of Resource REIT or in the ownership of a substantial portion of the assets of Resource REIT within the meaning of Section 409A.

In the event of a Change in Control and if either (x) an acquiror does not assume, continue or substitute a substantially equivalent award for certain time-vesting or performance-vesting awards, or (y) an acquiror does assume, continue or substitute a substantially equivalent award for certain time-vesting or performance-vesting awards, but a participant’s service with Resource REIT terminates as a result of an involuntary termination, the Committee may, in its discretion, provide that (i) the exercisability, vesting and/or settlement of certain time-vesting awards and shares acquired pursuant thereto will accelerate in full or in part to the extent as the Committee determines, and/or (ii) the exercisability, vesting and/or settlement of certain performance-vesting awards and shares acquired pursuant thereto will be determined, as specified by the Committee, either (A) based upon the actual achievement of the applicable performance goal(s) under the terms of the performance-vesting awards, or (B) to such extent as would occur under the terms of the performance-vesting awards had 100% of the target level of the applicable performance goal(s) been achieved but with the result prorated based on the applicable time period.

Changes in and Distributions with Respect to Company Common Stock

In the event of a merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change affecting Resource REIT’s common stock, or in the event of payment of a dividend or distribution to the stockholders of Resource REIT in a form other than common stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of shares of our stock, the Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the Incentive Plan, to the maximum number of shares that may be issued upon the exercise of incentive stock options, to the maximum number of shares that may be issued with respect to stock options that are not incentive stock options, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, and to any exercise price or purchase price relating to awards in order to prevent dilution or enlargement of participants’ rights under the Incentive Plan.

Effect of Section 280G and Section 4999 of the Code in Connection with a Change in Control

If any acceleration of vesting pursuant to an award granted under the Incentive Plan and any other payment or benefit received or to be received by a participant in the Incentive Plan would subject the participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the participant may elect to reduce the amount of any acceleration of vesting called for under the award in order to avoid such characterization.

Clawback Policy

The Committee may specify in any award agreement that an award granted under the Incentive Plan and the participant’s rights, payments, and benefits with respect to such award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of the award. Such events may include, but are not limited to, termination of the participant’s service for Cause (within the meaning of the Incentive Plan) or any act by the participant, whether before or after termination of service, that would constitute Cause for termination of service, or any accounting restatement due to material noncompliance of Resource REIT with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that clawback or similar provisions applicable to awards are required by applicable law, stock exchange listing standards, or policies adopted by Resource REIT, awards granted under the Incentive Plan will be subject to such provisions.

If Resource REIT is required to prepare an accounting restatement due to the material noncompliance of Resource REIT, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will reimburse Resource REIT for (i) the amount of any payment in settlement of an award received by such participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of securities of Resource REIT during such 12-month period.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Incentive Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary further assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option or the disposition of the shares acquired on exercise of the option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to individuals designated in those Sections. Finally, if incentive stock options (granted under all stock plans of Resource REIT and its parent and subsidiary corporations, including the Incentive Plan) first become exercisable by a participant in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock options in respect of those excess shares will be treated as non-qualified stock options for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for restricted stock forfeited subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.

New Incentive Plan Benefits

As of January 28, 2021, the effective time of the REIT I Merger, Resource REIT assumed the incentive plan of REIT I, which is the Incentive Plan that is the subject of this Proposal 3, and the awards thereunder. As a result, the shares of REIT I restricted stock granted under the REIT I incentive plan were cancelled and converted into the right to receive 1.22423 shares of Resource REIT’s common stock and continue to be subject to the same terms and conditions (including vesting terms) set forth in the incentive plan of REIT I and the related restricted stock agreements. On February 10, 2021, Resource REIT filed a registration statement on Form S-8 to register shares of its common stock that may be issued under the Incentive Plan. Subsequently, the compensation committee of Resource REIT granted additional awards of restricted stock to officers, executive directors and employees of Resource REIT. The table below provides information concerning the awards that have been granted to the following persons and groups under the Incentive Plan as of the date of this proxy statement. The awards granted to date are not subject to stockholder approval of the Incentive Plan.

Future grants under the Incentive Plan will be made at the discretion of the compensation committee of Resource REIT. Other than as described herein, any grants under the Incentive Plan are not yet determinable, however, it is expected that grants will be made, including to individuals who will be directors and executive officers of Resource REIT. The value of future awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of the common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

	Fully Vested Stock Awards		Time-Based Restricted Stock		Performance-Based Restricted Stock
Name and Principal Position	Dollar Value ($)(1)	Number of Shares	Dollar Value ($)(1)	Number of Shares	Dollar Value ($)(1)	Number of Shares(2)
Alan F. Feldman, Chief Executive Officer and President	1,115,660	122,870	1,277,492	140,693	2,220,977	244,601
Thomas C. Elliott, Executive Vice President, Chief Financial Officer and Treasurer	628,826	69,254	717,493	79,019	1,250,725	137,745
Shelle R. Weisbaum, Senior Vice President and Chief Legal Officer	202,847	22,340	244,997	26,982	409,254	45,072
Marshall P. Hayes, Senior Vice President and Chief Investment Offer	253,559	27,925	358,742	39,509	534,077	58,819
All executive officers, as a group	2,200,892	242,389	2,598,724	286,203	4,415,033	486,237
All current directors who are not executive officers, as a group(3)	—	—	259,979	28,632	—	—
All current employees who are not executive officers, as a group	628,819	69,253	1,173,798	129,273	477,608	52,600

(1)

There is no established market for Resource REIT’s common stock. The dollar value shown is based on the most recent estimated value per share of Resource REIT’s common stock as of the award grant date of $9.08. This estimated value per share was approved by the board of director on March 19, 2020 and was based on the estimated value of the assets and liabilities of Resource REIT as of December 31, 2019. For a full description of the methodologies used to calculate Resource REIT’s estimated value per share as of December 31, 2019, see Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Market Information” in Resource REIT’s Annual Report on Form 10-K for the year ended December 31, 2019.

(2)

Certain of the number of shares of performance-based restricted stock shown and the corresponding dollar amount is based on achievement of target levels of performance whereby a recipient of certain performance-based restricted stock may receive as few as zero shares or as many as 125% of the target number of shares.

(3)	Resource REIT expects to make an annual grant of equity to its independent directors with a value of approximately $65,000 at the time of grant. The equity will have a one year vesting schedule.

Effective Date; Term

The Incentive Plan was approved by the Board on September 8, 2020 and became effective as of January 28, 2021 upon the effective date of the REIT I Merger. No award will be granted under the Incentive Plan on or after January 28, 2031. Any award outstanding under the Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Vote Required

Approval of the 2020 Long-Term Incentive Plan requires the affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present. Abstentions and broker non-votes will not have an effect on the determination of this proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the approval of the 2020 Long-Term Incentive Plan.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2020 LONG-TERM INCENTIVE PLAN.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021.

During the year ended December 31, 2020, Grant Thornton LLP served as our independent registered public accounting firm and provided certain tax and other services. Grant Thornton LLP has served as our independent registered public accounting firm since our formation. The audit committee will appoint Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.

Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Grant Thornton LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Grant Thornton LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will not have an effect on the determination of this proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) if you receive a paper copy of our proxy materials, by mail, using the paper proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 5. ADJOURNMENT OF ANNUAL MEETING

At the annual meeting, you and the other stockholders will also vote to approve a proposal to permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Vote Required

Approval of the adjournment proposal (which would permit us to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting) requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the approval of the proposal to adjourn the annual meeting.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three /options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE “FOR” THE PROPOSAL.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our secretary, Shelle Weisbaum, at our executive offices no later than [120 days before first anniversary of mail date for this year’s proxy]. However, if we hold our 2022 annual meeting before June 21, 2022 or after August 20, 2022, stockholders must submit proposals for inclusion in our 2022 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103. If a stockholder wishes to present a proposal at the 2022 annual meeting, whether or not the proposal is intended to be included in the 2022 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary by [not less than 90 days prior to first anniversary of this year’s mail date]. In the event that the date of the mailing of the notice of the next annual meeting is advanced or delayed more than 30 days from the first anniversary of the mailing of the notice for this year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the 90th day prior to the date of mailing of the notice for such annual meeting, or if the first public announcement of the date of such annual meeting is made less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 2.12(a), a current copy of which may be obtained from our Secretary.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting the Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or by calling 1-866-540-7095.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

EXHIBIT A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

RESOURCE REIT, INC.

FIRST: Resource REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Resource REIT, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 2405 York Rd., Ste. 201, Lutherville-Timonium, Maryland 21093. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Rd., Ste. 201, Lutherville-Timonium, Maryland 21093. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board of directors may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Advisor. Resource Real Estate Opportunity Advisor II, LLC.

Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Advisory Agreement Termination. The term shall have the meaning as provided in Section 5.3(c)(iii) herein.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock, Convertible Stock and Preferred Stock.

Change of Control. Any (i) event (including, without limitation, issue, transfer or other disposition of shares of Capital Stock or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation or the Operating Partnership representing greater than 50% of the combined voting power of the Corporation’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of Common Stock or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Corporation or the Operating Partnership, taken as a whole, to any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934).

Closing Price. On any date, the last sale price for any class or series of the Corporation’s shares of Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to shares listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the board of directors.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

Convertible Stock. The term shall have the meaning as provided in Section 5.1 herein.

Conversion Product. The product of 0.15 times the amount, if any, by which (A) the sum of the Corporation Value plus total Distributions paid to Common Stockholders through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus a Stockholders’ Return of 7% as of the date of the Triggering Event.

Corporation. The term shall have the meaning as provided in Article I herein.

Corporation Value. The actual value of the Corporation as a going concern based on the difference between (a) the actual value of all of its assets as determined in good faith by the board of directors, including a majority of the Independent Directors, and (b) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date, provided that (i) if the Corporation Value is being determined in connection with a Change of Control that establishes the Corporation’s net worth, then the Corporation Value shall be the net worth established thereby and (ii) if the Corporation Value is being determined in connection with a Listing, then the Corporation Value shall be equal to the number of outstanding shares of Common Stock multiplied by the Closing Price of a single share of Common Stock averaged over a period of 30 trading days during which the shares of Common Stock are listed or quoted for trading after the date of Listing. For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading, whether or not the shares of Common Stock are then listed on the NYSE and whether or not there is an actual trade of shares of Common Stock on any such day. If the holder of shares of Convertible Stock disagrees as to the Corporation Value as determined by the board of directors, then each of the holder of shares of Convertible Stock and the Corporation shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Corporation Value shall be final and binding on the parties as to the Corporation Value. The cost of such appraisal shall be split evenly between the Corporation and the holder of shares of Convertible Stock.

Director(s). The members of the board of directors which manages the Corporation.

Distributions. Any dividends or other distributions of money or other property by the Corporation to Common Stockholders, including distributions that may constitute a return of capital for federal income tax purposes but excluding distributions that constitute the redemption of any shares of Common Stock and excluding distributions on any shares of Common Stock before their redemption.

Independent Director. A Director of the Corporation who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time.

Initial Public Offering. The initial public offering of Common Stock registered on Registration Statement No. 333-184476 on Form S-11.

Invested Capital. The amount calculated by multiplying the total number of shares of Common Stock issued by the Corporation by the price paid for each share of Common Stock, reduced by an amount equal to the total number of shares of Common Stock repurchased from Common Stockholders by the Corporation (pursuant to the Corporation’s plan to repurchase such shares of Common Stock) multiplied by the price paid for each such redeemed share of Common Stock when initially purchased from the Corporation.

Listing. The commencement of trading of the Common Stock on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. A Listing shall also be deemed to occur on the effective date of a merger in which the consideration received by the Common Stockholders is securities of another issuer that are listed on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934.

MGCL. The Maryland General Corporation Law, as amended from time to time.

NYSE. The New York Stock Exchange.

Non-Compliant Tender Offer. The term shall have the meaning as provided in Section 7.8.

Operating Partnership. RRE Opportunity OP II, LP or such other entity through which the Corporation conducts substantially all of its business.

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

Prorated Term. The quotient, the numerator of which is the number of days from and including the effective date of the Initial Public Offering through and including the date of an Advisory Agreement Termination and the denominator of which is the number of days elapsed from and including the effective date of the Initial Public Offering through and including the date of the Triggering Event.

Proxy to Liquidate. The term shall have the meaning as provided in Section 5.12 herein.

REIT. Real estate investment trust under Sections 856 through 860 of the Code.

SDAT. The State Department of Assessments and Taxation of Maryland.

Stockholders’ Return. As of any date, an aggregate amount equal to a cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ Return is being calculated net of Distributions attributable to net proceeds from the sale, transfer or other disposition of Corporation assets but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of shares of Common Stock repurchased from Common Stockholders by the Corporation (pursuant to any Corporation plan to repurchase shares of Common Stock) multiplied by the price paid for each such redeemed share of Common Stock when initially purchased from the Corporation.

Tendered Shares. The term shall have the meaning as provided in Section 11.10.

Triggering Event. The term shall have the meaning as provided in Section 5.3(c)(i) herein.

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), 50,000 shares of convertible stock, $0.01 par value per share (“Convertible Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,500. If shares of Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the Directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 5.2. Common Stock. Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Convertible Stock.

(a) DISTRIBUTION RIGHTS. The holders of the outstanding shares of Convertible Stock shall not be entitled to receive dividends or other distributions on the shares of Convertible Stock.

(b) VOTING RIGHTS.

(i) Except for the voting rights expressly conferred by this Section 5.3(b), the holders of the outstanding shares of Convertible Stock shall not be entitled (1) to vote on any matter, or (2) to receive notice of, or to participate in, any meeting of the Corporation’s stockholders at which they are not entitled to vote.

(ii) The affirmative vote of the holders of at least two-thirds of the outstanding shares of Convertible Stock, voting together as a single class for such purposes with each share entitled to one vote, shall be required to (1) adopt any amendment, alteration or repeal of any provision of the Corporation’s charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Stock (it being understood that an increase in the number of Directors of the Corporation is not such a material and adverse change) and (2) effect or validate a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, unless in each such case each share of Convertible Stock (A) shall remain outstanding without a material and adverse change to its terms and rights or (B) shall be converted into or exchanged for shares of stock or other ownership interest of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption thereof identical to that of a share of Convertible Stock (except for changes that do not materially and adversely affect the holders of the shares of Convertible Stock); provided, however, that this vote shall be in addition to any other vote or consent of the Corporation’s stockholders required by law or by the Corporation’s charter.

(c) CONVERSION.

(i) Each outstanding share of Convertible Stock shall become convertible into a number of shares of Common Stock as and at the time set forth in paragraph (ii) of this Section 5.3(c), automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (1) the date when the Corporation shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and a Stockholders’ Return of 7%; or (2) Listing; provided, however, that the Convertible Stock originally issued to the Advisor shall not become convertible into Common Stock in the event that the Corporation’s Advisory Agreement with Resource Real Estate Opportunity Advisor II, LLC has been terminated or has expired without renewal due to a material breach by Resource Real Estate Opportunity Advisor II, LLC.

(ii) If the Triggering Event occurs prior to an Advisory Agreement Termination (as defined below), each share of Convertible Stock shall be converted into a number of shares of Common Stock equal to 1/50,000 of the result of (1) the Conversion Product divided by (2) the quotient of the Corporation Value divided by the number of outstanding shares of Common Stock on the date of the conversion. Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of the Listing. If the Triggering Event occurs after an Advisory Agreement Termination, then each share of Convertible Stock originally issued to the Advisor shall be converted into that number of shares of Common Stock as set forth above multiplied by the Prorated Term.

(iii) An “Advisory Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Corporation followed by the adoption of the same or substantially similar Advisory Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the assets of the Corporation, or otherwise) of the Corporation’s Advisory Agreement with Resource Real Estate Opportunity Advisor II, LLC for any reason except for a termination or expiration without renewal due to a material breach by Resource Real Estate Opportunity Advisor II, LLC of the Advisory Agreement.

(iv) If, in the good faith judgment of the board of directors, full conversion of the shares of Convertible Stock would jeopardize the Corporation’s status as a REIT, then only such number of shares of Convertible Stock (or fraction thereof) shall be converted into shares of Common Stock such that the Corporation’s REIT status is not jeopardized. Each remaining share of Convertible Stock shall convert as provided herein when the board of directors determines that conversion of such share of Convertible Stock would not jeopardize the Corporation’s qualification as a REIT. The board of directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(v) As promptly as practicable after a Triggering Event, the Corporation shall issue and deliver to each holder of shares of Convertible Stock a certificate or certificates representing the number of shares of Common Stock into which his, her or its shares of Convertible Stock were converted (or shall cause the issuance of the shares of Common Stock to be reflected in the Corporation’s stock ledger, if the shares of Common Stock are uncertificated). The person in whose name the shares of Common Stock are issued shall be deemed to have become a Common Stockholder of record on the date of conversion.

(vi) The issuance of shares of Common Stock on conversion of outstanding shares of Convertible Stock shall be made by the Corporation without charge for expenses or for any tax in respect of the issuance of the shares of Common Stock.

(vii) In the event of any reclassification or recapitalization of the outstanding shares of Common Stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Corporation is a party, except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification or recapitalization, the Corporation or the successor or purchasing business entity shall provide that the holder of each share of Convertible Stock then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the shares of Convertible Stock into the kind and amount of stock and other securities and property received by the Common Stockholders of the Corporation in connection with the reclassification, recapitalization, consolidation or merger. The provisions of this paragraph (vii) of this Section 5.3(c) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(viii) Shares of Common Stock issued on conversion of shares of Convertible Stock shall be issued as fully paid shares and shall be nonassessable by the Corporation. The Corporation shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding shares of Convertible Stock, the number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all of the outstanding shares of Convertible Stock.

(ix) Shares of Convertible Stock converted as provided herein shall become authorized but unissued shares of Common Stock.

(d) EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE STOCK. For purposes of Article VI hereof, if the Advisor is the holder of shares of Convertible Stock, the Advisor shall have an Excepted Holder Limit (as such term is defined in Article VI hereof) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, subject to adjustment pursuant to Section 6.2.7, including any adjustment approved by the board of directors.

Section 5.4. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.5. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation)

and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.6. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.

Section 5.7. No Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.5 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Capital Stock of any class or series shall have any preemptive right to subscribe to or purchase any additional shares of any class or series, or any bonds or convertible securities of any nature.

Section 5.8. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the share certificates will instead be furnished to stockholders upon request and without charge.

Section 5.9. Actions Required if Common Stock Not Listed. The Corporation shall consider Listing its Common Stock or liquidating on or before the sixth anniversary of the termination of the Corporation’s Initial Public Offering. In the event that the process of Listing or the orderly liquidation and sale of the Corporation’s assets has not begun before the sixth anniversary of the termination of the Corporation’s Initial Public Offering as set forth above (unless a majority of the board of directors and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing or the Corporation’s liquidation), then upon receipt by the Secretary of the Corporation of written requests from Stockholders holding ten percent or more of the outstanding shares of Common Stock (the “Proxy Request”) directing that the Corporation formally proxy the Stockholders holding shares of Capital Stock entitled to vote thereon to determine whether the Corporation should be dissolved (the “Proxy to Liquidate”), the Corporation shall send a Proxy to Liquidate to each Stockholder holding shares of Capital Stock entitled to vote thereon within 60 days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Corporation’s assets, which the Corporation shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission (the “SEC”), if the Corporation’s securities are registered with the SEC under the Exchange Act of 1934. In response to a Proxy Request, the Corporation shall not be required to send Proxies to Liquidate to Stockholders holding shares of Capital Stock entitled to vote thereon more frequently than once during every two-year period. To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding shares of Capital Stock entitled to vote thereon shall include financial information setting forth per share pro forma tax and financial projections that assume that all of the Corporation’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the Corporation deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the SEC regarding the solicitation of proxies, if such rules are applicable. The Proxy to Liquidate shall contain a 45-day voting deadline or set a meeting of the Stockholders holding shares of Capital Stock entitled to vote thereon no earlier than 45 days after notice thereof, and the actual voting results shall be tabulated by the Corporation’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding shares of Capital Stock entitled to vote thereon. The Corporation shall disclose the complete voting results for the Proxy to Liquidate in a Current Report on Form 8-K filed with the Securities Exchange Commission or in the Corporation’s next annual or quarterly report filed with the Securities Exchange Commission for the period following the date on which voting was completed. If a majority vote of the Stockholders holding shares of Capital Stock entitled to vote thereon is cast in favor of the dissolution of the Corporation, the Corporation shall immediately undertake an orderly liquidation and sale of the Corporation’s assets and will distribute any net sale proceeds therefrom to Stockholders, following which the Corporation shall terminate and dissolve. The assets of the Corporation shall be fully liquidated within 30 months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the board of directors direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

In the event that Listing occurs on or before such date, the Corporation shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date, or, in the event that no Closing Price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.2 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section 7.2, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in

Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of Directors of the Corporation shall be six, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. Until a Listing occurs, a majority of the seats on the board of directors will be for Independent Directors. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the Directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Alan F. Feldman

Andrew Ceitlin

Robert Lieber

Lee Shlifer

Gary Lichtenstein

Thomas J. Ikeler

Section 7.2. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section 7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or a committee thereof consistent with this charter or any shares of Capital Stock, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (e) any matters relating to the acquisition, holding and disposition of any assets by the Corporation; (f) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (g) the number of shares of Capital Stock of any class or series of the Corporation; and (h) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination.

Section 7.4. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former Director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or Director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers under this Section 7.4 in respect of any act or omission that occurred prior to such amendment or repeal.

Section 7.5. Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the board of directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

Section 7.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

Section 7.8. Tender Offers. If any stockholder of the Corporation makes a tender offer, including, without limitation, a “mini-tender” offer, such stockholder must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such stockholder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant stockholder’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 7.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.8. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.8 shall be of no force or effect with respect to Capital Stock that is then Listed.

Section 7.9. Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.9, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 7.9, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

ARTICLE VIII

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Governing Law. The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state.

Section 9.2. Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Court”), or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (i) any derivative action brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. In the event that any action or proceeding described in the preceding sentence is pending in the Court, any record or beneficial stockholder of the Corporation who commences such an action shall cooperate in a request that the action be assigned to the Court’s Business & Technology Case Management Program. The provisions of this Section 9.2 do not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended, or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth have been duly advised and approved by a majority of the entire board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of Directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Resource REIT, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Secretary on this __ day of ________, 2021.

RESOURCE REIT, INC.

By:	(SEAL)
Alan F. Feldman
Chief Executive Officer and President

ATTEST

By
Shelle Weisbaum
Chief Legal Officer, Senior Vice President and Secretary

EXHIBIT B

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

RESOURCE ~~REAL ESTATE OPPORTUNITY~~ REIT ~~II~~, INC.

FIRST: Resource ~~Real Estate Opportunity~~ REIT ~~II~~, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Resource ~~Real Estate Opportunity~~ REIT ~~II~~, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

~~Except as provided below,~~ The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force. ~~Notwithstanding the foregoing, for so long as the Corporation is externally advised by the Advisor, it shall not be a proper purpose of the Corporation to make any significant investment unless the Advisor has recommended that the Corporation make such investment.~~

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, ~~351 West Camden Street, Baltimore~~2405 York Rd., Ste. 201, Lutherville-Timonium, Maryland ~~21201~~21093. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, ~~351 West Camden Street, Baltimore~~2405 York Rd., Ste. 201, Lutherville-Timonium, Maryland ~~21201~~21093. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board of directors may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Advisor. Resource Real Estate Opportunity Advisor II, LLC.

~~Acquisition Expenses. Expenses including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selecting and acquiring properties, or making or investing in loans, whether or not the acquisition or investment is made.~~

~~Acquisition Fees. The total of all fees and commissions, excluding Acquisition Expenses, paid by any party to any party in connection with making or investing in loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, origination fees, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor. The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Advisory Agreement Termination. The term shall have the meaning as provided in Section 5.3(c)(iii) herein.

~~Affiliate. An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock, Convertible Stock and Preferred Stock.

Change of Control. Any (i) event (including, without limitation, issue, transfer or other disposition of shares of Capital Stock or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation or the Operating Partnership representing greater than 50% of the combined voting power of the Corporation’s or the Operating Partnership’s then outstanding securities, respectively; provided, that, a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of Common Stock or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Corporation or the Operating Partnership, taken as a whole, to any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934).

Closing Price. On any date, the last sale price for any class or series of the Corporation’s shares of Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to shares listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the board of directors.

Code. The term shall have the meaning as provided in Article II herein.

Common Stock. The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders. The registered holders of Common Stock.

~~Competitive Real Estate Commission. A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~

~~Conflicts Committee. The term shall have the meaning as provided in Section 10.1 herein.~~

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a property.~~

~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset exclusive of Acquisition Fees and Acquisition Expenses.~~

Convertible Stock. The term shall have the meaning as provided in Section 5.1 herein.

Conversion Product. The product of 0.15 times the amount, if any, by which (A) the sum of the Corporation Value plus total Distributions paid to Common Stockholders through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus a Stockholders’ Return of 7% as of the date of the Triggering Event.

Corporation. The term shall have the meaning as provided in Article I herein.

Corporation Value. The actual value of the Corporation as a going concern based on the difference between (a) the actual value of all of its assets as determined in good faith by the board of directors, including a majority of the Independent Directors, and (b) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date, provided that (i) if the Corporation Value is being determined in connection with a Change of Control that establishes the Corporation’s net worth, then the Corporation Value shall be the net worth established thereby and (ii) if the Corporation Value is being determined in connection with a Listing, then the Corporation Value shall be equal to the number of outstanding shares of Common Stock multiplied by the Closing Price of a single share of Common Stock averaged over a period of 30 trading days during which the shares of Common Stock are listed or quoted for trading after the date of Listing. For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading, whether or not the shares of Common Stock are then listed on the NYSE and whether or not there is an actual trade of shares of Common Stock on any such day. If the holder of shares of Convertible Stock disagrees as to the Corporation Value as determined by the board of directors, then each of the holder of shares of Convertible Stock and the Corporation shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Corporation Value shall be final and binding on the parties as to the Corporation Value. The cost of such appraisal shall be split evenly between the Corporation and the holder of shares of Convertible Stock.

~~Development Fee. A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

Director(s). The members of the board of directors which manages the Corporation.

Distributions. Any dividends or other distributions of money or other property by the Corporation to Common Stockholders, including distributions that may constitute a return of capital for federal income tax purposes but excluding distributions that constitute the redemption of any shares of Common Stock and excluding distributions on any shares of Common Stock before their redemption.

Independent ~~Directors. The Directors~~Director. A Director of the Corporation who ~~are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time.

~~(a) A Director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii) is an officer or Director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a director, for the Corporation;~~

~~(v) is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the prospective Director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the prospective Director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(c) An indirect relationship shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.~~

~~Independent Expert. A Person (selected by the Conflicts Committee) with no material current or prior business or personal relationship with the Advisor or a Director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. An investment of $200,000 by the Sponsor or an Affiliate thereof to acquire an equity interest in the Corporation.~~

Initial Public Offering. The initial public offering of Common Stock registered on Registration Statement No. 333-184476 on Form S-11.

Invested Capital. The amount calculated by multiplying the total number of shares of Common Stock issued by the Corporation by the price paid for each share of Common Stock, reduced by an amount equal to the total number of shares of Common Stock repurchased from Common Stockholders by the Corporation (pursuant to the Corporation’s plan to repurchase such shares of Common Stock) multiplied by the price paid for each such redeemed share of Common Stock when initially purchased from the Corporation.

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

Listing. The commencement of trading of the Common Stock on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. A Listing shall also be deemed to occur on the effective date of a merger in which the consideration received by the Common Stockholders is securities of another issuer that are listed on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934.

MGCL. The Maryland General Corporation Law, as amended from time to time.

~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

NYSE. The New York Stock Exchange.

Non-Compliant Tender Offer. The term shall have the meaning as provided in Section 7.8.

Operating Partnership. RRE Opportunity OP II, LP or such other entity through which the Corporation conducts substantially all of its business.

~~Organization and Offering Expenses. All expenses incurred by and to be paid from the assets of the Corporation in connection with or preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.

Prorated Term. The quotient, the numerator of which is the number of days from and including the effective date of the Initial Public Offering through and including the date of an Advisory Agreement Termination and the denominator of which is the number of days elapsed from and including the effective date of the Initial Public Offering through and including the date of the Triggering Event.

~~Prospectus~~Proxy to Liquidate. The term shall have the meaning as ~~defined~~provided in Section ~~2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~5.12 herein.

REIT. Real estate investment trust under Sections 856 through 860 of the Code.

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the Common Stockholders.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been listed on a national securities exchange for at least 12 months; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

SDAT. The State Department of Assessments and Taxation of Maryland.

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation (as to be determined by the Conflicts Committee) by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

Stockholders’ Return. As of any date, an aggregate amount equal to a cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ Return is being calculated net of Distributions attributable to net proceeds from the sale, transfer or other disposition of ~~Company~~Corporation assets but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of shares of Common Stock repurchased from Common Stockholders by the Corporation (pursuant to any Corporation plan to repurchase shares of Common Stock) multiplied by the price paid for each such redeemed share of Common Stock when initially purchased from the Corporation.

~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property, including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property.~~

Tendered Shares. The term shall have the meaning as provided in Section 11.10.

Triggering Event. The term shall have the meaning as provided in Section 5.3(c)(i) herein.

~~Unimproved Real Property. The real property of the Corporation that has the following three characteristics:~~

~~(a) such property was not acquired for the purpose of producing rental or other operating income;~~

~~(b) there is no development or construction in progress on such land; and~~

~~(c) no development or construction on such land is planned in good faith to commence on such land within one year.~~

ARTICLE V

STOCK

Section 5.1. Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), 50,000 shares of convertible stock, $0.01 par value per share (“Convertible Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,500. If shares of

Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the Directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue. ~~The Conflicts Committee (by majority vote) must approve any issuance of Preferred Stock.~~

Section 5.2. Common Stock. Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Convertible Stock.

(a) DISTRIBUTION RIGHTS. The holders of the outstanding shares of Convertible Stock shall not be entitled to receive dividends or other distributions on the shares of Convertible Stock.

(b) VOTING RIGHTS.

(i) Except for the voting rights expressly conferred by this Section 5.3(b), the holders of the outstanding shares of Convertible Stock shall not be entitled (1) to vote on any matter, or (2) to receive notice of, or to participate in, any meeting of the Corporation’s stockholders at which they are not entitled to vote.

(ii) The affirmative vote of the holders of at least two-thirds of the outstanding shares of Convertible Stock, voting together as a single class for such purposes with each share entitled to one vote, shall be required to (1) adopt any amendment, alteration or repeal of any provision of the Corporation’s charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Stock (it being understood that an increase in the number of Directors of the Corporation is not such a material and adverse change) and (2) effect or validate a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, unless in each such case each share of Convertible Stock (A) shall remain outstanding without a material and adverse change to its terms and rights or (B) shall be converted into or exchanged for shares of stock or other ownership interest of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption thereof identical to that of a share of Convertible Stock (except for changes that do not materially and adversely affect the holders of the shares of Convertible Stock); provided, however, that this vote shall be in addition to any other vote or consent of the Corporation’s stockholders required by law or by the Corporation’s charter.

(c) CONVERSION.

(i) Each outstanding share of Convertible Stock shall become convertible into a number of shares of Common Stock as and at the time set forth in paragraph (ii) of this Section 5.3(c), automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (1) the date when the Corporation shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and a Stockholders’ Return of 7%; or (2) Listing; provided, however, that the Convertible Stock originally issued to the Advisor shall not become convertible into Common Stock in the event that the Corporation’s Advisory Agreement with Resource Real Estate Opportunity Advisor II, LLC has been terminated or has expired without renewal due to a material breach by Resource Real Estate Opportunity Advisor II, LLC.

(ii) If the Triggering Event occurs prior to an Advisory Agreement Termination (as defined below), each share of Convertible Stock shall be converted into a number of shares of Common Stock equal to 1/50,000 of the result of (1) the Conversion Product divided by (2) the quotient of the Corporation Value divided by the number of outstanding shares of Common Stock on the date of the conversion. Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of the Listing. If the Triggering Event occurs after an Advisory Agreement Termination, then each share of Convertible Stock originally issued to the Advisor shall be converted into that number of shares of Common Stock as set forth above multiplied by the Prorated Term.

(iii) An “Advisory Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Corporation followed by the adoption of the same or substantially similar Advisory Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the assets of the Corporation, or otherwise) of the Corporation’s Advisory Agreement with Resource Real Estate Opportunity Advisor II, LLC for any reason except for a termination or expiration without renewal due to a material breach by Resource Real Estate Opportunity Advisor II, LLC of the Advisory Agreement.

(iv) If, in the good faith judgment of the board of directors, full conversion of the shares of Convertible Stock would jeopardize the Corporation’s status as a REIT, then only such number of shares of Convertible Stock (or fraction thereof) shall be converted into shares of Common Stock such that the Corporation’s REIT status is not jeopardized. Each remaining share of Convertible Stock shall convert as provided herein when the board of directors determines that conversion of such share of Convertible Stock would not jeopardize the Corporation’s qualification as a REIT. The board of directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(v) As promptly as practicable after a Triggering Event, the Corporation shall issue and deliver to each holder of shares of Convertible Stock a certificate or certificates representing the number of shares of Common Stock into which his, her or its shares of Convertible Stock were converted (or shall cause the issuance of the shares of Common Stock to be reflected in the Corporation’s stock ledger, if the shares of Common Stock are uncertificated). The person in whose name the shares of Common Stock are issued shall be deemed to have become a Common Stockholder of record on the date of conversion.

(vi) The issuance of shares of Common Stock on conversion of outstanding shares of Convertible Stock shall be made by the Corporation without charge for expenses or for any tax in respect of the issuance of the shares of Common Stock.

(vii) In the event of any reclassification or recapitalization of the outstanding shares of Common Stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of shares), or in case of any consolidation or merger to which the Corporation is a party, except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification or recapitalization, the Corporation or the successor or purchasing business entity shall provide that the holder of each share of Convertible Stock then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the shares of Convertible Stock into the kind and amount of stock and other securities and property received by the Common Stockholders of the Corporation in connection with the reclassification, recapitalization, consolidation or merger. The provisions of this paragraph (vii) of this Section 5.3(c) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(viii) Shares of Common Stock issued on conversion of shares of Convertible Stock shall be issued as fully paid shares and shall be nonassessable by the Corporation. The Corporation shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding shares of Convertible Stock, the number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all of the outstanding shares of Convertible Stock.

(ix) Shares of Convertible Stock converted as provided herein shall become authorized but unissued shares of Common Stock.

(d) EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE STOCK. For purposes of Article VI hereof, if the Advisor is the holder of shares of Convertible Stock, the Advisor shall have an Excepted Holder Limit (as such term is defined in Article VI hereof) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, subject to adjustment pursuant to Section 6.2.7, including any adjustment approved by the board of directors.

Section 5.4. Preferred Stock. The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.5. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.6. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.

Section 5.7. No Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.5 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Capital Stock of any class or series shall have any preemptive right to subscribe to or purchase any additional shares of any class or series, or any bonds or convertible securities of any nature.

Section 5.8. Issuance of Shares Without Certificates. The board of directors may authorize the issuance of shares of Capital Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the share certificates will instead be furnished to stockholders upon request and without charge.

~~Section 5.9. Suitability and Minimum Investment of Stockholders. Until the Common Stock is Listed, the following provisions shall apply to purchases of shares of Common Stock:~~

~~(a) To purchase Common Stock, the purchaser must represent to the Corporation:~~

~~(i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~(b) The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, and each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.9; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; and (5) the tax consequences of the investment. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall cause to be maintained for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~

~~The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation may each rely upon (i) the Person directly recommending the purchase of shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates to make suitability determinations with respect to the customers of the registered investment adviser who may purchase shares.~~

~~(c) Each purchase of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.10. Dividend Reinvestment Plans. The board may establish, from time to time, a dividend reinvestment plan or plans. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Common Stockholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

~~Section 5.11. Distributions. The board of directors may from time to time authorize the Corporation to declare and pay to stockholders such dividends or other distributions as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code;~~

~~provided, however, that stockholders shall have no right to any dividend or other distribution unless and until authorized by the board and declared by the Corporation.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

Section ~~5.12~~5.9. Actions Required if Common Stock Not Listed. The ~~Company~~Corporation shall consider Listing its Common Stock or liquidating on or before the sixth anniversary of the termination of the ~~Company’s~~Corporation’s Initial Public Offering. In the event that the process of Listing or the orderly liquidation and sale of the ~~Company’s~~Corporation’s assets has not begun before the sixth anniversary of the termination of the ~~Company’s~~Corporation’s Initial Public Offering as set forth above (unless a majority of the board of directors and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing or the ~~Company’s~~Corporation’s liquidation), then upon receipt by the Secretary of the ~~Company~~Corporation of written requests from Stockholders holding ten percent or more of the outstanding shares of Common Stock (the “Proxy Request”) directing that the ~~Company~~Corporation formally proxy the Stockholders holding shares of Capital Stock entitled to vote thereon to determine whether the ~~Company~~Corporation should be dissolved (the “Proxy to Liquidate”), the ~~Company~~Corporation shall send a Proxy to Liquidate to each Stockholder holding shares of Capital Stock entitled to vote thereon within 60 days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the ~~Company’s~~Corporation’s assets, which the ~~Company~~Corporation shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission (the “SEC”), if the ~~Company’s~~Corporation’s securities are registered with the SEC under the Exchange Act of 1934. In response to a Proxy Request, the ~~Company~~Corporation shall not be required to send Proxies to Liquidate to Stockholders holding shares of Capital Stock entitled to vote thereon more frequently than once during every two-year period. To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding shares of Capital Stock entitled to vote thereon shall include financial information setting forth per share pro forma tax and financial projections that assume that all of the ~~Company’s~~Corporation’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the ~~Company~~Corporation deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the SEC regarding the solicitation of proxies, if such rules are applicable. The Proxy to Liquidate shall contain a 45-day voting deadline or set a meeting of the Stockholders holding shares of Capital Stock entitled to vote thereon no earlier than 45 days after notice thereof, and the actual voting results shall be tabulated by the ~~Company’s~~Corporation’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding shares of Capital Stock entitled to vote thereon. The ~~Company~~Corporation shall disclose the complete voting results for the Proxy to Liquidate in a Current Report on Form 8-K filed with the Securities Exchange Commission or in the ~~Company’s~~Corporation’s next annual or quarterly report filed with the Securities Exchange Commission for the period following the date on which voting was completed. If a majority vote of the Stockholders holding shares of Capital Stock entitled to vote thereon is cast in favor of the dissolution of the ~~Company~~Corporation, the ~~Company~~Corporation shall immediately undertake an orderly liquidation and sale of the ~~Company’s~~Corporation’s assets and will distribute any net sale proceeds therefrom to Stockholders, following which the ~~Company~~Corporation shall terminate and dissolve. The assets of the ~~Company~~Corporation shall be fully liquidated within 30 months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the board of directors direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

In the event that Listing occurs on or before such date, the ~~Company~~Corporation shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions. As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership. Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date. The date upon which the charter containing this Article VI is filed with the SDAT.

Market Price. With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date, or, in the event that no Closing Price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section ~~7.7~~7.2 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive distributions on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. Any trust provided for in Section 6.3.1.

Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations. Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that this Section 6.2.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach. If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited. Subject to Section ~~7.7~~7.2, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.2.9. Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above.

~~Until the Common Stock is Listed, to purchase Common Stock, the purchaser must represent to the Corporation: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/ or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase. Until the Common Stock is Listed, unless a stockholder is transferring all of his shares of Common Stock, each issuance or transfer of shares of Common Stock for value shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer for value or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights. The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the

Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.3.6. Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver. No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

~~BOARD~~CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors. The number of Directors of the Corporation shall be ~~five~~six, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than ~~three.~~the minimum number required by the MGCL. Until a Listing occurs, a majority of the seats on the board of directors will be for Independent Directors~~. The Conflicts Committee shall nominate all individuals for the Independent Director positions~~. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the Directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Alan F. Feldman

~~Jonathan Z. Cohen~~

Andrew Ceitlin

Robert Lieber

Lee Shlifer

Gary Lichtenstein

Thomas J. Ikeler

~~David Spoont~~

~~Section 7.2. Term of Directors. Each Director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.3. Experience. Each Director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.4. Committees. The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5. Fiduciary Obligations. The Directors are fiduciaries of the Corporation and its stockholders. The Directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6. Ratification of Charter. At or before the first meeting of the board of directors following the date of this amendment and restatement of the charter, the board of directors and the Conflicts Committee shall each review and ratify the charter by majority vote.~~

Section ~~7.7~~7.2. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section ~~7.8~~7.3. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or ~~the Conflicts~~a committee thereof consistent with this charter or any shares of Capital Stock, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (e) ~~the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, which expenses are excluded from the definition of Total Operating Expenses, and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated~~

~~by Section 9.11(b) because of the presence of other underwriting criteria; (g)~~ any matters relating to the acquisition, holding and disposition of any assets by the Corporation; (~~h~~f) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (~~i~~g) the number of shares of Capital Stock of any class or series of the Corporation; and (~~j~~h) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination.

~~Section 7.9. Compensation of Directors. The Conflicts Committee shall determine the compensation of the Independent Directors.~~

Section 7.4. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former Director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or Director, permitted but not required to be indemnified by Maryland law as applicable from time to time, if and to extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers under this Section 7.4 in respect of any act or omission that occurred prior to such amendment or repeal.

Section ~~7.10~~7.5. Tax on Disqualified Organizations.    To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the board of directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

~~ARTICLE VIII~~

~~ADVISOR~~

~~Section 8.1. Appointment and Initial Investment of Advisor. The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Advisor or an Affiliate thereof shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Advisor remains an Advisor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~

~~Section 8.2. Supervision of Advisor. The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The Conflicts Committee shall determine at least annually whether the total fees and expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Conflicts Committee shall determine from time to time and at least annually that the compensation to be paid to the Advisor and its Affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Conflicts Committee shall also supervise the performance of the Advisor and its Affiliates and the compensation paid to them by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fees paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor and its Affiliates; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Conflicts Committee may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The Corporation may not enter into, renew or amend the Advisory Agreement without the approval (by majority vote) of the Conflicts Committee. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3. Fiduciary Obligations. The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4. Termination. Either the Conflicts Committee (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

~~Section 8.5. Disposition Fee on Sale of Property. If the Advisor or a Director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive: (i) if a brokerage commission is paid to a Person other than an Affiliate of the Sponsor, an amount up to one-half of the total brokerage commissions paid but in no event an amount that exceeds 3% of the sales price of such property or properties or (ii) if no brokerage commission is paid to a Person other than an Affiliate of the Sponsor, an amount up to 3% of the sales price of such property or properties. In either case, however, the amount paid when added to all other commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

~~Section 8.6. Incentive Fees. An interest in the gain from the sale of assets of the Corporation (as opposed to disposition fees, which are the subject of Section 8.5) may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of~~

~~the Invested Capital, plus an amount equal to a Stockholders’ Return of 6%. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees.~~

~~Section 8.7. Acquisition Fees. The Corporation shall not purchase a property or invest in or make a mortgage loan if the combined Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced unless a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~Section 8.8. Reimbursement for Total Operating Expenses. Commencing four fiscal quarters after the earlier to occur of (i) the Corporation’s acquisition of an asset or, (ii) the date that is six months after the commencement of the Initial Public Offering, the Conflicts Committee shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding, and the reasons in support thereof, shall be reflected in the minutes of a meeting of the board of directors. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. In the event that the Conflicts Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1. Investment Objectives. The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Conflicts Committee shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section 9.2. Limitations on Acquisitions. The consideration paid for any real property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the members of the board of directors (including a majority of the Conflicts Committee); and any resolution of the board of directors to approve a real property acquisition shall be deemed to reflect a determination (unless there is express language to the contrary) that the purchase price is not greater than the fair market value of such property. In all cases in which the Conflicts Committee (by majority vote) so determines, and in all cases in which real property is acquired from the Advisor, a Sponsor, a Director or an Affiliate thereof, such fair market value shall be as determined by an Independent Expert selected by the Conflicts Committee.~~

~~The Corporation shall not purchase or lease properties in which the Advisor, a Sponsor, a Director or an Affiliate thereof has an interest without a determination by a majority of the Directors (including a majority of~~

~~the members of the Conflicts Committee) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value.~~

~~Section 9.3. Limitations on Sales to Affiliates. The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a Director or an Affiliate thereof unless approved by a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction as being fair and reasonable to the Corporation.~~

~~Section 9.4. Limitations on Other Transactions Involving Affiliates. A majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction must conclude that all other transactions, including joint ventures, between the Corporation and a Sponsor, the Advisor, a Director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties and, with respect to such joint ventures, on substantially the same terms and conditions as those received by other joint venturers.~~

~~Section 9.5. Limitations on the Issuance of Options and Warrants. Until the Common Stock of the Corporation is Listed, the Corporation shall not issue options or warrants to purchase Common Stock to the Advisor, a Director, the Sponsors or any Affiliate thereof, except on the same terms as such options or warrants are sold to the general public. The Corporation may issue options or warrants to persons other than the Advisor, a Director, the Sponsors or any Affiliate thereof prior to Listing the Common Stock, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Conflicts Committee has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, a Director, the Sponsors or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of Common Stock on the date of grant.~~

~~Section 9.6. Limitations on the Repurchase of Common Stock. The Corporation may voluntarily repurchase shares of Common Stock provided that after giving effect to such repurchase (i) the Corporation would be able to pay the indebtedness of the Corporation as the indebtedness becomes due in the usual course of business, and (ii) the Corporation’s total assets would be more than the Corporation’s total liabilities. The Corporation may not pay a fee to the Advisor, a Sponsor, a Director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Common Stock.~~

~~Section 9.7. Limitations on Loans. The Corporation will not make any loans to a Sponsor, the Advisor, a Director or an Affiliate thereof except as provided in Section 9.11 or to wholly owned subsidiaries (directly or indirectly) of the Corporation. The Corporation will not borrow from such parties unless a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by Directors or officers or the Advisor or its Affiliates.~~

~~Section 9.8. Limitations on Leverage. The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 300% level shall be approved by the Conflicts~~

~~Committee (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9. Limitations on Investments in Equity Securities. The Corporation shall not invest in equity securities unless a majority of the board of directors (including a majority of the Conflicts Committee) not otherwise interested in such transaction, approves such investment as being fair, competitive and commercially reasonable; provided, that an investment in equity securities of a “publicly traded entity” that is otherwise approved by the Conflicts Committee shall be deemed fair, competitive and commercially reasonable if such investment is made through a trade effected on a recognized securities market. This provision is not intended to limit (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in asset-backed securities. For the purpose of this section, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~

~~Section 9.10. Limitations on Investments in Commodities Contracts. The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~

~~Section 9.11. Limitations Regarding Mortgage Loans. The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which the Conflicts Committee (by majority vote) so determines, and in all cases in which the transaction is with the Advisor, a Director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. In addition, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~

~~(a)~~

~~The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~(b)~~

~~The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~

~~(c)~~	~~The Corporation shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a Director or an Affiliate of the Corporation.~~

~~Section 9.12. Limitations on Investments in Unimproved Real Property. The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13. Limitations on Issuances of Securities. The Corporation may not (a) issue equity securities on a deferred payment basis or other similar arrangement; (b) issue debt securities in the absence of adequate cash flow to cover debt service unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to service that higher level of debt as determined by the board of~~

~~directors or a duly authorized executive officer of the Corporation; (c) issue equity securities that are assessable after receipt by the Corporation of the consideration for which the board of directors authorized their issuance; or (d) issue redeemable equity securities (as defined in the Investment Company Act of 1940, as amended), which restriction has no affect on the Corporation’s ability to implement a share repurchase program. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing equity securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

~~Section 9.14. Limitations on Roll-Up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and, if applicable, the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s assets shall be appraised on a consistent basis. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Common Stockholders having democracy rights in a Roll-Up Entity that are less than the rights set forth in Sections 11.1, 11.3, 11.4, 11.5, 11.6 and 11.9 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares of Common Stock held by that investor;~~

~~(c) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~Section 9.15. Limitations on Underwriting. The Corporation may not engage in underwriting or the agency distribution of securities issued by others.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1. Conflicts Committee.~~

~~(a) During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Conflicts Committee”) of the board of directors composed of all of the Independent Directors. The Conflicts Committee is authorized to select and retain its own legal and financial advisors. In addition to those other powers delegated to the Conflicts Committee by this charter or by the board of directors, the Conflicts Committee may act on any matter that may be delegated to a committee under the MGCL. If a matter cannot be delegated to a committee under the MGCL but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by the Directors who are not Independent Directors could reasonably be compromised, both the board of directors and the Conflicts Committee must approve the matter. Any board action regarding Organization and Offering Expenses or the selection of an Independent Expert or the matters covered in any of Sections 5.10, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 9.1, 9.8, 10.1, 11.1, 12.2 or 12.3 shall require the approval of a majority of the Conflicts Committee.~~

~~(b) The Conflicts Committee may create a subcommittee of the Conflicts Committee and delegate to the subcommittee any of the powers of the Conflicts Committee. The members of any such subcommittee shall serve at the pleasure of the Conflicts Committee.~~

~~Section 10.2. Voting by Conflicts Committee. For an action to be taken by the Conflicts Committee or a subcommittee thereof, the matter must be approved by a majority of the Independent Directors present for the purposes of determining a quorum at a meeting at which a quorum is present or such higher threshold as required by the charter. If any such Independent Director has an interest in the matter at issue other than in his or her role as a Director, (i) the matter must also be approved by a majority of those Independent Directors present at the meeting who have no other interest in the matter and (ii) any unanimity requirement set forth herein shall mean the unanimous approval only of those Independent Directors who have no other interest in the matter. Any notice of a meeting of the board of directors shall also constitute a notice of a meeting of the Conflicts Committee.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~Section 11.1. Meetings of Stockholders. There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to Common Stockholders but not less than 30 days after delivery of such report; the board of directors and the Conflicts Committee shall take reasonable efforts to ensure that this requirement is met. The holders of a majority of shares of Capital Stock entitled to vote who are present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the Directors. The presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting on any matter constitutes a quorum. Special meetings of stockholders may be called in the manner~~

~~provided in the bylaws, including by the president or by a majority of the Directors or a majority of the Conflicts Committee, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares of Common Stock entitled to vote on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, the Advisor shall provide all stockholders within 10 days of receipt of said request written notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

Section ~~11.2~~7.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~Section 11.3. Voting Rights of Stockholders. A majority of the shares of Common Stock entitled to vote on the matter may, without the concurrence of the board vote to remove Directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares of Common Stock entitled to vote on the matter, the board of directors may not (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or similar reorganization of the Corporation.~~

~~Section 11.4. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to shares of Common Stock owned by the Advisor, a Director, or any Affiliate thereof, none of the Advisor, the Director, or any Affiliate thereof, may vote or consent on matters submitted to the Common Stockholders regarding (a) the removal of such Advisor, Director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, Director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Advisor, a Director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.5. Right of Inspection. Any Common Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.6. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Common Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation in accordance upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. The purposes for which a Common Stockholder may request a copy of the Stockholder List include, without limitation, matters~~

~~relating to stockholders’ voting rights, and the exercise of stockholder rights under federal proxy laws. Each Common Stockholder who receives a copy of the Stockholder List shall keep such list confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Stockholder List.~~

~~If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/ or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is not for a proper purpose but is instead for the purpose of securing such list of stockholders or other information for the purpose of selling such list or copies thereof, or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to stockholders under federal law or the laws of any state.~~

~~Section 11.7. Reports. The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Conflicts Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a Director or any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met. The annual report may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the U.S. Securities and Exchange Commission.~~

Section ~~11.8~~7.7. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

~~Section 11.9. Liability of Stockholders. The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~

Section ~~11.10~~7.8. Tender Offers. If any stockholder of the Corporation makes a tender offer, including, without limitation, a “mini-tender” offer, such stockholder must comply with all of the provisions set forth in

Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such stockholder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant stockholder’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section ~~11.10~~7.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section ~~11.10~~7.8. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.8 shall be of no force or effect with respect to Capital Stock that is then Listed.

~~ARTICLE XII~~

~~LIABILITY OF DIRECTORS,~~

~~OFFICERS, ADVISORS AND OTHER AGENTS~~

Section ~~12.1~~7.9. Limitation of Director and Officer Liability. ~~Except as prohibited by the restrictions provided in Section 12.3~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.1~~7.9, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12.1~~7.9, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

~~Section 12.2. Indemnification.~~

~~(a) Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation; (ii) any individual who, while a Director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; and (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation, each from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the~~

~~power with the approval of the board of directors to provide such indemnification and advancement of expenses to any Person who served a predecessor of the Corporation in any of the capacities described above or to any employee or agent of the Corporation or a predecessor of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation.~~

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the Directors or the Advisor or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c) The rights of a director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such director or officer. No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~Section 12.3. Limitation on Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the Directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(1)~~	~~The Directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(2)~~	~~The Directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~

~~(3)~~	~~Such liability or loss was not the result of:~~

~~(x) negligence or misconduct by the Directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(y) gross negligence or willful misconduct by the Independent Directors.~~

~~(4)~~	~~Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its Common Stockholders.~~

~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the Directors or the Advisor or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a Common Stockholder or, if by a Common Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the Directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

ARTICLE ~~XIII~~VIII

AMENDMENT

~~Subject to Section 11.3,~~ The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

ARTICLE ~~XIV~~IX

~~GOVERNING LAW~~MISCELLANEOUS

Section 9.1. Governing Law. The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state.

Section 9.2. Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Court”), or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (i) any derivative action brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. In the event that any action or proceeding described in the preceding sentence is pending in the Court, any record or beneficial stockholder of the Corporation who commences such an action shall cooperate in a request that the action be assigned to the Court’s Business & Technology Case Management Program. The provisions of this Section 9.2 do not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended, or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth have been duly advised and approved by a majority of the entire board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of Directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Resource ~~Real Estate Opportunity~~ REIT ~~II~~, Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~17th~~__ day of ~~December, 2013~~________, 2021.

RESOURCE ~~REAL ESTATE OPPORTUNITY~~ REIT ~~II~~, INC.

By:	(SEAL)
President

ATTEST

By:

EXHIBIT C

RESOURCE REIT, INC.

2020 LONG-TERM INCENTIVE PLAN

-C-i-

(continued)

-C-ii-

(continued)

-C-iii-

(continued)

Page

18.5	Rights as a Stockholder	C-31

18.6	Delivery of Title to Shares	C-31

18.7	Fractional Shares	C-31

18.8	Retirement and Welfare Plans	C-31

18.9	Beneficiary Designation	C-31

18.10	Severability	C-31

18.11	No Constraint on Corporate Action	C-31

18.12	Unfunded Obligation	C-32

18.13	Choice of Law	C-32

-C-iv-

Resource REIT, Inc.

2020 Long-Term Incentive Plan

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Resource REIT, Inc. 2020 Long-Term Incentive Plan (the “Plan”) is hereby established effective as of January 28, 2021 (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(gg)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Resource REIT, Inc., a Maryland corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t) “Good Reason” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following with respect to a particular Participant without the Participant’s informed written consent: (i) a material diminution of the Participant’s authority, duties or responsibilities causing the Participant’s authority, duties or responsibilities to be of materially lesser rank within the Company or an equivalent business unit of its parent, as measured against the Participant’s authority, duties and responsibilities immediately prior to such diminution; (ii) a material reduction by the Company of the Participant’s base salary or annual bonus opportunity, other than any such material reduction that occurs in connection with a reduction that is imposed on all Participants at the time of such reduction; (iii) the relocation of the Participant’s work place for the Company to a location that increases the Participant’s regular one-way commute distance between the Participant’s residence and work place by more than thirty-five (35) miles. The existence of Good Reason shall not be affected by the Participant’s temporary incapacity due to physical or mental illness not constituting a Disability. The Participant’s continued employment for a period not exceeding six (6) months following the initial occurrence of any condition constituting Good Reason shall not constitute consent to, or a waiver of rights with respect to, such condition.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Involuntary Termination” means, as to a particular Participant, the occurrence of any of the following upon or within a period of time established by the Committee (not exceeding twenty-four (24) months) following a Change in Control: (i) the Participant’s Service is terminated without Cause or (ii) the Participant terminates his or her Service for Good Reason; provided the Participant has given the Company written notice of the existence of a condition constituting Good Reason within sixty (60) days following the initial occurrence of such condition, the Company fails to remedy such condition within thirty (30) days following such written notice, and the Participant’s resignation from Service is effective no later than six (6) months following the initial occurrence of such condition. Involuntary Termination shall not include any termination of the Participant’s Service which is (i) for Cause, (ii) a result of the Participant’s death or Disability, or (iii) a result of the Participant’s voluntary termination of Service other than for Good Reason.

(y) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(z) “Nonemployee Director” means a Director who is not an Employee.

(aa) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(cc) “Officer” means any person designated by the Board as an officer of the Company.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ee) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh) “Participant” means any eligible person who has been granted one or more Awards.

(ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(jj) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(kk) “Performance Award” means an Award of Performance Shares or Performance Units.

(ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Performance-Vesting Award” means an Award granted to a Participant, the vesting or earning of which is conditioned in whole or in part upon the achievement of one or more performance goals (including, without limitation, Performance Goals established pursuant to Section 10.3), notwithstanding that the vesting or earning of such Award may also be conditioned upon the continued Service of the Participant.

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 409A” means Section 409A of the Code.

(yy) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz) “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds three (3) months, then on the first (1st) day following the end of such three-month period the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ccc) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Time-Vesting Award” means any Award granted to a Participant, the vesting or earning of which is based solely upon the continued Service of the Participant over a specified period of time.

(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto, provided that no such amendment or waiver shall accelerate the vesting of any Award unless the power of the Committee to accelerate the vesting of such Award is expressly provided by another provision of the Plan;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.3.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to three million five hundred thousand (3,500,000) shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

5.	ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed three million five hundred thousand (3,500,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4 Nonemployee Director Award Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director during such fiscal year, shall not exceed $250,000.

5.5 Minimum Vesting. Except with respect to five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4, no Award which vests on the basis of the Participant’s continued Service shall vest earlier than one year following the date of grant of such Award; provided, however, that such limitations shall not preclude the acceleration of vesting of such Award upon the death or disability of the Participant, or in connection with a Change in Control, as determined by the Committee in its discretion.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option

(whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Subject to the minimum vesting provisions of Section 5.5, Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option. An Option may not be transferred to a third-party financial institution for value without the approval of the stockholders.

7.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Subject to the minimum vesting provisions of Section 5.5, Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.	RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Subject to the minimum vesting provisions of Section 5.5, Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. If a Participant’s Service terminates for any reason, whether voluntary or involuntary (other than upon the Participant’s death or disability or in connection with a Change in Control if so provided by the Committee), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Subject to the minimum vesting provisions of Section 5.5, Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. If a Participant’s Service terminates for any reason, whether voluntary or involuntary (other than upon the Participant’s death or disability or in connection with a Change in Control if so provided by the Committee), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to the minimum vesting provisions of Section 5.5), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project;

(xxix) completion of a joint venture or other corporate transaction; and

(xxx) personal performance objectives established for an individual Participant or group of Participants.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to the minimum vesting provisions of Section 5.5, the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide pursuant to such agreement for any one or more of the following:

(a) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(b) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control.

(c) Accelerated Vesting of Time-Vesting Awards. The Committee may, in its discretion, provide that if either:

(i) the Acquiror will not assume or continue the Time-Vesting Award or substitute a substantially equivalent award pursuant to Section 13.1(b), in each case for equity securities of the Acquiror which are or promptly will be registered under the Securities Act and tradable on an established United States securities exchange, or

(ii) the Acquiror has so assumed, continued or substituted for the Time-Vesting Award, but the Participant’s Service terminates as a result of Involuntary Termination,

then the exercisability, vesting and/or settlement of the Time-Vesting Award and shares acquired pursuant thereto will accelerate in full or in part to such extent as the Committee determines.

(d) Accelerated or Pro Rata Settlement of Performance-Vesting Awards. The Committee may, in its discretion, provide that if either:

(i) the Acquiror will not assume or continue the Performance-Vesting Award or substitute a substantially equivalent award pursuant to Section 13.1(b), in each case for equity securities of the Acquiror which are or promptly will be registered under the Securities Act and tradable on an established United States securities exchange, or

(ii) the Acquiror has so assumed, continued or substituted for the Performance-Vesting Award, but the Participant’s Service terminates as a result of Involuntary Termination,

then the exercisability, vesting and/or settlement of the Performance-Vesting Award and shares acquired pursuant thereto will be determined, as specified by the Committee, either (A) based upon the actual achievement of the applicable performance goals(s) under the terms of the Performance-Vesting Award through the date of the Change in Control or the Involuntary Termination, as applicable or (B) to such extent as would occur under the terms of the Performance-Vesting Award had 100% of the target level of the applicable performance goals(s) been achieved but with the result prorated based on the period of the Participant’s actual Service during the applicable full performance period.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.4(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.4(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1⁄2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a

Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Maryland, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Resource REIT, Inc. 2020 Long-Term Incentive Plan as duly adopted by the Board on September 8, 2020 to be effective as of the effective time of the merger of Resource Real Estate Opportunity REIT, Inc. with and into a wholly owned subsidiary of the Company.

/s/ Shelle Weisbaum
Shelle Weisbaum, Secretary

PLAN HISTORY AND NOTES TO COMPANY

September 8, 2020	Board approves Plan with a reserve of 3,500,000 shares (subject to increases and other adjustments as provided by the Plan) to be effective as of the effective time of the merger of Resource Real Estate Opportunity REIT, Inc. with and into a wholly owned subsidiary of the Company.

_______, 2021	Plan approved by the stockholders of the Company.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC. 1845 WALNUT STREET, 18TH FLOOR PHILADELPHIA, PA 19103    SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/RREOII2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D51130-P56909 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RESOURCE REIT, INC. The Board of Directors recommends you vote FOR the following: 1. Elect six directors to hold office for one-year terms expiring in 2022. Nominees: 01) Alan F. Feldman 02) Robert C. Lieber 03) Andrew Ceitlin 04) Gary Lichtenstein 05) Lee F. Shlifer 06) Thomas J. Ikeler The Board of Directors recommends you vote FOR the following proposals: 2. Approve four proposals to amend our charter.    2a. Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions. 2b. Add language to specify that the charter provision regarding the requirements of tender offers will only apply until we list our shares on a national securities exchange. 2c. Add a provision designating an exclusive forum for litigation involving our internal affairs. 2d. Make certain ministerial changes. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 3. Approve the 2020 Long-Term Incentive Plan. 4. Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. For Against Abstain ! ! ! 5. Proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and then subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting. ! ! ! NOTE: Such other business as may properly come before the ! ! ! meeting or any adjournment thereof. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com. RESOURCE REIT, INC. Annual Meeting of Stockholders July 21, 2021 11:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Alan F. Feldman and Shelle Weisbaum, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RESOURCE REIT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on July 21, 2021, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side D51131-P56909